                                   $150,000,000.00


                                   CREDIT AGREEMENT


                             Dated as of August 13, 1997


                                        among


                         PAN PACIFIC RETAIL PROPERTIES, INC.
                                   as the Company,


               BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                          U.S. BANK NATIONAL ASSOCIATION,
                            KEYBANK NATIONAL ASSOCIATION,
                              THE BANK OF NOVA SCOTIA,
                                    SIGNET BANK,
                                         and
                                SANWA BANK CALIFORNIA,
                (and any additional commercial institutions which from
                     time to time are a party to this Agreement),
                                    as the Banks,

                                         and

               BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                                     as the Agent

                                  TABLE OF CONTENTS
                                                                         PAGE
                                                                         ----
ARTICLE 1:  DEFINITIONS AND ACCOUNTING TERMS................................1
            1.1   DEFINED TERMS.............................................1
            1.2   USE OF DEFINED TERMS.....................................21
            1.3   ACCOUNTING TERMS.........................................21
            1.4   EXHIBITS.................................................22
            1.5   REFERENCES...............................................22

ARTICLE 2:  RECITALS.......................................................22

ARTICLE 3:  BORROWING PROCEDURES AND LETTER OF CREDIT SUBLIMIT.............22
            3.1   DISBURSEMENT OF LOAN PROCEEDS............................22
            3.2   REFERENCE RATE BORROWINGS................................24
            3.3   LIBOR BORROWING..........................................24
            3.4   REDESIGNATION OF BORROWINGS..............................25
            3.5   CALCULATION OF BORROWING BASE............................27
            3.6   AVAILABILITY LIMITS......................................30
            3.7   PAYMENTS BY THE BANKS TO THE AGENT.......................30
            3.8   SHARING OF PAYMENTS, ETC.................................31
            3.9   LETTER OF CREDIT SUBLIMIT................................32
            3.9.1 AMOUNT AND TERMS OF THE CREDIT...........................32
            3.9.2 STANDBY LETTERS OF CREDIT................................32
            3.9.3 REQUEST FOR CREDIT.......................................33
            3.9.4 CONDITIONS PRECEDENT TO ISSUANCE OF LETTERS OF CREDIT....33

ARTICLE 4:  PAYMENTS AND FEES..............................................34
            4.1   PRINCIPAL AND INTEREST...................................34
            4.2   UNUSED FEE...............................................38
            4.3   FEES FOR ISSUANCE OF LETTERS OF CREDIT...................38
            4.4   LATE PAYMENTS............................................38
            4.5   TAXES....................................................38
            4.6   ILLEGALITY...............................................39
            4.7   INCREASED COSTS AND REDUCTION OF RETURN..................39
            4.8   FUNDING LOSSES...........................................40
            4.9   INABILITY TO DETERMINE RATES.............................41
            4.10  RESERVES ON LIBOR RATE LOANS.............................42

            4.11  CERTIFICATES OF BANKS....................................42
            4.12  SUBSTITUTION OF BANKS....................................42
            4.13  SURVIVAL.................................................42
            4.14  MANNER AND TREATMENT OF PAYMENTS.........................43
            4.15  CHANGE IN CAPITAL REQUIREMENTS; ADDITIONAL COSTS.........43
            4.16  MANDATORY PREPAYMENT.....................................43
            4.17  AGENCY FEE AND OTHER CONSIDERATION PAYABLE TO BOFA.......43
            4.18  MATURITY DATE EXTENSION OPTION...........................44

ARTICLE 5:  SECURITY.......................................................44
            5.1   UNSECURED CREDIT.........................................44

ARTICLE 6:  CONDITIONS.....................................................44
            6.1   CONDITIONS TO DISBURSEMENT OF FIRST BORROWINGS...........45
            6.2   CONDITIONS FOR SUBSEQUENT BORROWINGS OR FOR A
                  REDESIGNATION OF BORROWINGS..............................45
            6.3   ANY BORROWING............................................45

ARTICLE 7:  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................45
            7.1   INCORPORATION, QUALIFICATION, POWERS AND CAPITAL STOCK...45
            7.2   EXECUTION, DELIVERY AND PERFORMANCE OF LOAN DOCUMENTS....46
            7.3   COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS..............47
            7.4   SUBSIDIARIES.............................................47
            7.5   AFFILIATED PARTNERSHIPS..................................48
            7.6   FINANCIAL STATEMENTS OF THE COMPANY AND THE SUBSIDIARIES.48
            7.7   NO MATERIAL ADVERSE CHANGE...............................48
            7.8   TAX LIABILITY............................................49
            7.9   LITIGATION...............................................49
            7.10  ERISA COMPLIANCE.........................................49
            7.11  REGULATIONS U AND X; INVESTMENT COMPANY ACT..............50
            7.12  NO DEFAULT...............................................50
            7.13  BORROWING BASE...........................................51
            7.14  ENVIRONMENTAL MATTERS....................................51
            7.15  INSURANCE................................................52
            7.16  NO BURDENSOME RESTRICTIONS...............................52
            7.17  FULL DISCLOSURE..........................................52

ARTICLE 8:  COVENANTS OF THE COMPANY.......................................52
            8.1   CONSOLIDATED TANGIBLE NET WORTH..........................53
            8.2   DEBT SERVICE COVERAGE RATIO..............................53

            8.3  LEVERAGE RATIO............................................53
            8.4  SECURED DEBT RATIO........................................53
            8.5  UNENCUMBERED ASSET RATIOS.................................53
            8.6  PAYMENT OF TAXES AND OTHER POTENTIAL LIENS................53
            8.7  PRESERVATION OF EXISTENCE.................................54
            8.8  REIT STATUS; NO PROHIBITED TRANSACTIONS...................54
            8.9  MAINTENANCE OF PROPERTIES.................................54
            8.10 MAINTENANCE OF INSURANCE..................................54
            8.11 MERGERS...................................................55
            8.12 BOOKS AND RECORDS.........................................55
            8.13 INSPECTION RIGHTS.........................................55
            8.14 REPORTING REQUIREMENTS....................................55
            8.15 NOTICES...................................................57
            8.16 [Intentionally Deleted.]..................................59
            8.17 LIENS.....................................................59
            8.18 NO OTHER NEGATIVE PLEDGE..................................60
            8.19 PREPAYMENT OF INDEBTEDNESS................................60
            8.20 LOANS AND INVESTMENTS.....................................60
            8.21 COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS...............61
            8.22 CHANGE IN NATURE OF BUSINESS..............................61
            8.23 COMPLIANCE WITH ERISA.....................................61
            8.24 DIVIDENDS.................................................61
            8.25 DISPOSITION OF PROPERTIES.................................62
            8.26 MANAGEMENT; OWNERSHIP.....................................62
            8.27 COMPLIANCE WITH AVAILABILITY LIMITS.......................62
            8.28 DEVELOPMENT LIMITATION....................................62
            8.29 ENVIRONMENTAL LAWS........................................62
            8.30 USE OF PROCEEDS...........................................63
            8.31 TRANSACTIONS WITH AFFILIATES..............................63
            8.32 ACCOUNTING CHANGES........................................63

ARTICLE 9:  EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT....................63
            9.1  EVENTS OF DEFAULT.........................................63
            9.2  REMEDIES..................................................66
            9.3  RIGHTS NOT EXCLUSIVE......................................67

ARTICLE 10: THE AGENT......................................................67
            10.1 APPOINTMENT AND AUTHORIZATION.............................67
            10.2 DELEGATION OF DUTIES......................................67

            10.3  LIABILITY OF AGENT.......................................67
            10.4  RELIANCE BY AGENT........................................68
            10.5  NOTICE OF DEFAULT........................................69
            10.6  CREDIT DECISION..........................................69
            10.7  INDEMNIFICATION..........................................70
            10.8  AGENT IN INDIVIDUAL CAPACITY.............................70
            10.9  SUCCESSOR AGENT..........................................71
            10.10 WITHHOLDING TAX..........................................71
            10.11 COLLATERAL MATTERS.......................................73
            10.12 PERFORMANCE BY THE AGENT.................................74
            10.13 ACTIONS..................................................74
            10.14 CO-AGENT.................................................74

ARTICLE 11:  MISCELLANEOUS.................................................74
            11.1  AMENDMENTS AND WAIVERS...................................74
            11.2  COSTS, EXPENSES AND TAXES................................75
            11.3  NO WAIVER; CUMULATIVE REMEDIES...........................76
            11.4  PAYMENTS SET ASIDE.......................................76
            11.5  SUCCESSORS AND ASSIGNS...................................76
            11.6  ASSIGNMENTS, PARTICIPATIONS, ETC.........................77
            11.7  SET-OFF..................................................80
            11.8  AUTOMATIC DEBITS.........................................80
            11.9  NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC..........80
            11.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES...............81
            11.11 NOTICES..................................................81
            11.12 INDEMNITY BY THE COMPANY.................................81
            11.13 INTEGRATION AND SEVERABILITY.............................82
            11.14 COUNTERPARTS.............................................82
            11.15 NO THIRD PARTIES BENEFITED...............................82
            11.16 SECTION HEADINGS.........................................82
            11.17 FURTHER ACTS BY THE COMPANY..............................82
            11.18 TIME OF THE ESSENCE......................................82
            11.19 GOVERNING LAW............................................82
            11.20 REFERENCE AND ARBITRATION................................82
            11.21 EFFECTIVENESS OF THIS AGREEMENT..........................83

                                   LIST OF EXHIBITS


Exhibit "A"      -    Note

Exhibit "B"      -    Borrowing Base Certificate

Exhibit "C-1"    -    Request for Borrowing

Exhibit "C-2"    -    Request for Letter of Credit

Exhibit "D"      -    Request for Redesignation of Borrowing

Exhibit "E"      -    Subsidiaries

Exhibit "F"      -    Form of Legal Opinion

Exhibit "G"      -    Form of Assignment and Acceptance Agreement




                                  LIST OF SCHEDULES


Schedule 1.1(A)  -    List of Assets and Initial Asset Classifications

Schedule 1.1(B)  -    Designated Responsible Officials

Schedule 3.5(c)  -    Assets Initially Constituting The Borrowing Base
                      Properties Pool

Schedule 7.14    -    Environmental Matters

Schedule 8.20(e) -    Description of Existing Partnerships

Schedule 11.21   -    Description of Existing Pan Pacific/BofA Credit Facilities

                                   CREDIT AGREEMENT


         This Credit Agreement ("AGREEMENT") is entered into as of August 13, 1997, by and among PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation (the "COMPANY"), the several financial institutions from time to time party to this Agreement (collectively, the "BANKS" and individually, a "BANK"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for the Banks ("Bofa" and the "AGENT").

         WHEREAS, the Banks have agreed to make available to the Company an unsecured revolving credit facility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


ARTICLE 1:  DEFINITIONS AND ACCOUNTING TERMS.

         1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

              "ACCOUNT" means the Company's general account no. 1423100780 maintained with BofA, and any future similar account with BofA.

              "ACTUAL DEBT SERVICE" means for any period, without duplication, the sum of (a) the aggregate amount of interest which, in conformity with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for the Company and consolidated Subsidiaries, whether expensed directly, or included as a component of cost of goods sold, or allocated to joint ventures, or otherwise (including without limitation imputed interest on Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with Rate Hedging Obligations, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premiums, in any, and all non-cash interest expense other than interest and other charges amortized to cost of sales), plus (b) the aggregate amount of all principal and other payments due during such period with respect to Indebtedness of the Company or any of its consolidated Subsidiaries (excluding, however, any principal "balloon payments" paid or payable by the Company or any consolidated Subsidiaries during such period), plus (c) cash dividends paid on any preferred stock of the Company.

              "ADJUSTED CURRENT VALUE" means, for any Asset, as of any date, the Net Operating Income for such Asset as of such date DIVIDED BY the Applicable Cap Rate; provided, however, that if the Agent has not received quarterly operating statements for such Asset for each of the immediately preceding four calendar quarters (whether because the Company has owned such Asset for less than four calendar quarters, or otherwise), then the "Adjusted Current Value" for such Asset shall be the LESSER of (a) the Adjusted Current Value as calculated above, or (b) the purchase price paid by the Company upon acquiring such Asset, net of all brokerage commissions, finder's fees and other closing costs or expenses incurred by the Company in connection with the acquisition of such Asset.

              "ADJUSTED EBITDA" means, for any period, without duplication,
    (a) the sum of the following amounts attributable to such period and calculated on a consolidated basis for the Company and consolidated
    Subsidiaries: (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) charges against income for all federal, state and local taxes, (iv) depreciation expense, (v) amortization expense, (vi) other non-cash charges and expenses, and (vii) any losses arising outside of the ordinary course of business which have been included in the determination of Consolidated Net Income, less (b) any gains arising outside the ordinary course of business which have been included in the determination of Consolidated Net Income, as determined on a consolidated basis for the Company and consolidated Subsidiaries, less (c) net income (determined in accordance with GAAP) of, loans or contributions to, and other cash investments in any Affiliated Partnership (provided that such net income shall be included to the extent of the Company's direct or indirect proportionate interest in the net income of such Affiliated Partnership), less (d) the aggregate amount of all actual expenditures made by the Company during such period for replacements or substitutions to improvements to any of the Company's Asset, including remediation of deferred maintenance, which, in accordance with GAAP, would be treated as a capital expense, plus (e) net losses (determined in accordance with GAAP) of, and dividends, distributions, loan payments or other cash return on investments from, any Affiliated Partnership (provided that such net losses shall be included to the extent of the Company's direct or indirect proportionate interest in the net losses of such Affiliated Partnership).

              "AFFILIATE" means any Person (a) which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or any Subsidiary, as the context may require, or (b) which owns beneficially or of record 10% or more of the voting stock of the Company. The term "control" means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership interests, by contract, family relationship or otherwise.

              "AFFILIATED PARTNERSHIP" means any general or limited partnership or joint venture in which the Company, any Subsidiary, or any other Affiliate is a partner or joint venturer.

              "AGENT" means BofA when acting in its capacity as the Agent under any of the Loan Documents, and any successor agent.

              "AGENT-RELATED PERSONS" means the Agent and any successor agent (pursuant to the terms of SECTION 10.9) together with their respective Affiliates and the directors, officers, agents, employees and attorneys-in-fact of such Persons and Affiliates.

              "AGGREGATE ADJUSTED CURRENT VALUE" means, as of any date of determination, the sum of the Adjusted Current Values as of such date for all Assets.

              "AGREEMENT" means this Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

              "APPLICABLE CAP RATE" means, for each Asset Classification, and for all time periods through the Maturity Date, the following:

                        Class A:    9.30%
                        Class B:    9.75%
                        Class C:   10.50%

    The Majority Banks shall have the right to change the Applicable Cap Rate for each Asset Classification in connection with an extension of the Maturity Date (if any).

              "ASSET CLASSIFICATION" means, for any Asset, as of any date, the then effective designation of such Asset as a "Class A", "Class B" or "Class C" Asset as determined by the Majority Banks in their sole discretion. The Asset Classification as of the Closing Date for each Asset is set forth in SCHEDULE 1.1(A). Thereafter, the Majority Banks shall have the right, at any time, to change the Asset Classification of any Asset, which change shall be effective immediately.

              "ASSETS" means, as of any date, (a) all real estate assets of the Company as of such date, and (b) the Tanasbourne Asset; provided, however, that in the event the Company (directly or through its wholly-owned Subsidiaries) ceases to own and control at least 90% of all general and limited partnership interests in Tanasbourne, then the term "Assets" shall no longer include the Tanasbourne Asset. As of the Closing Date, "Assets" consist of the real estate assets described in SCHEDULE 1.1(A).

              "ASSIGNEE" shall have the meaning set forth in SECTION 11.6.

              "ASSIGNMENT AND ACCEPTANCE" shall have the meaning set forth in
    SECTION 11.6.

              "ATTORNEY COSTS" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated reasonable cost of internal legal services and all reasonable disbursements of internal legal counsel.

              "BANKING DAY" means any Monday, Tuesday, Wednesday, Thursday or Friday on which banks (including the Banks) are open for business in California.

              "BANKS" means Bank of America National Trust and Savings Association, a national banking association ("BofA"), U.S. Bank National Association (FKA First Bank National Association) ("U.S. Bank"), KeyBank National Association ("KeyBank"), The Bank of Nova Scotia ("Bank of Nova Scotia"), Signet Bank ("Signet Bank"), and Sanwa Bank California, a California corporation ("Sanwa Bank"), and the additional financial institutions (if any) from time to time party to this Agreement, any of their successors and assigns (including any Assignee), or any one or more of them.

              "BORROWING" means each of the Loans to be made by the Banks to the Company as provided in Article 3.

              "BORROWING BASE" has the meaning set forth in SECTION 3.5(b).

              "BORROWING BASE CERTIFICATE" means a written calculation of the Borrowing Base, substantially in the form of EXHIBIT "B" attached hereto and made a part hereof, signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

              "BORROWING BASE PROPERTIES POOL" has the meaning set forth in
    SECTION 3.5(c) hereof.

              "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

              "CAPITALIZED LEASE OBLIGATIONS" means any obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

              "CERCLA" has the meaning specified in the definition of "Environmental Laws."

              "CLOSING DATE" means the time and Banking Day on which the conditions precedent specified in SECTION 11.21 are satisfied or waived as provided therein, or shall be as otherwise specified in SECTION 11.21.

              "CO-AGENT" means each of the Banks which is designated in writing by the Agent to receive the title of Co-Agent hereunder (subject to SECTION
    10.14 hereof).

              "CODE" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

              "COMMITMENT" means, with respect to the Loans, the following percentage obligations and aggregate dollar amounts as to each of the following Banks:
                             PERCENTAGE                 AGGREGATE DOLLAR
         BANK                OBLIGATION                      AMOUNT

    1.   BofA                     23.3333333               $35,000,000
    2.   U.S. Bank                16.6666666               $25,000,000
    3.   KeyBank                  16.6666666               $25,000,000
    4.   Bank of Nova Scotia      16.6666666               $25,000,000
    5.   Signet Bank              13.3333333               $20,000,000
    6.   Sanwa Bank               13.3333333               $20,000,000

    As Banks are added to this Agreement, or withdraw from this Agreement, and assignments are made by the Banks in accordance with SECTION 11.6 hereof, the amount of each Bank's Commitment shall change in accordance with that Bank's Pro Rata Share of the Total Aggregate Commitments. The Assignment and Acceptances executed by the Banks, and the records maintained by the Agent, shall be presumptive evidence of each Bank's Commitment, as each such Bank's Commitment may change from time to time in accordance with the terms of this Agreement.

              "COMPANY" means Pan Pacific Retail Properties, Inc., a Maryland corporation, and its successors and assigns.

              "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of the Company and consolidated Subsidiaries determined in accordance with GAAP.

              "CONSOLIDATED TANGIBLE NET WORTH" means, as of any time of determination, (a) the total assets of the Company and consolidated Subsidiaries, MINUS (b) the carrying value of all intangible assets of the Company and consolidated Subsidiaries, including deferred costs associated with goodwill, patents, franchises, organizational expense and the like, MINUS (c) the total liabilities of the Company and consolidated Subsidiaries, all determined in accordance with GAAP consistently applied.

              "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Rate Hedging Obligation. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

              "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

              "DESIGNATED RESPONSIBLE OFFICIAL" means a responsible official of the Company that is specifically authorized to execute Requests for Borrowings and Requests for Letters of Credit and to otherwise request Borrowings or the issuance of Letters of Credit hereunder, request and accept interest rate quotes and designate and redesignate LIBOR Borrowings, LIBOR Periods and otherwise act for the Company in connection with borrowing funds under this Agreement and establishing or reestablishing applicable interest rates with respect thereto. As of the date of this Agreement, the Designated Responsible Officials are set forth in SCHEDULE 1.1(b) hereto. The Company, by written notice to Agent in accordance with the notice provisions of this Agreement, may, with the written consent of the Agent (not to be unreasonably withheld) change the persons who constitute Designated Responsible Officials hereunder.

              "DOLLARS" or "$" means United States dollars.

              "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States, or (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

              "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from any property, whether owned by the Company or any other Person.

              "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980

    ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code, the California Health and Safety Code and any other similar laws or other environmental, health or safety laws of other states.

              "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as now or from time to time hereafter in effect.

              "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of
    Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

              "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under
    Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under
    Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

              "EVENTS OF DEFAULT" has the meaning set forth for that term in
    SECTION 9.1.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

              "EXTENSION REQUEST" means a written request from the Company to extend the Maturity Date pursuant to SECTION 4.18.

              "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

              "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Banking Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Banking Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

              "FEE LETTER AGREEMENT" has the meaning set forth in SECTION 4.17.

              "FIXED RATE OPTION REQUESTS" means the combined number of LIBOR Borrowings made in any specified period of time.

              "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

              "FUNDS FROM OPERATIONS" means net income (loss), computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

              "GAAP" means, as of any date, generally accepted accounting principals set forth in the then current opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the then current statements and pronouncements of the Financial Accounting Standards Board (or agency with similar functions of comparable stature and authority within the United States accounting profession).

              "GOVERNMENT SECURITIES" means readily marketable direct obligations of the United States of America or obligations fully guaranteed by the United States of America.

              "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

              "GUARANTOR" means any Person who hereafter guarantees repayment of all or part of the Loans (it being understood that as of the date of this Agreement there is no Guarantor) and such Person's successors and assigns.

              "GUARANTY" means any guaranty hereafter executed by a Guarantor and approved by Agent.

              "HAZARDOUS MATERIALS" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

              "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all Rate Hedging Obligations; (h) all indebtedness referred to in clauses
    (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through
    (g) above.

              "INTEREST DIFFERENTIAL" means, with respect to any prepayment or redesignation of a LIBOR Rate Loan on a day other than the last day of the applicable LIBOR Period and with respect to any failure to borrow a LIBOR Rate Loan on the date or in the amount specified in any Request for Borrowing or any Request for Redesignation of Borrowing, (a) the LIBOR Rate payable (or, with respect to a failure to borrow, the LIBOR Rate which would have been payable) with respect to the LIBOR Rate Loan MINUS (b) the LIBOR Rate on, or as near as practicable to the date of, the prepayment or failure to borrow for a LIBOR Rate Loan with a LIBOR Period commencing on such date and ending on the last day of the LIBOR Period of the LIBOR Borrowing so prepaid or which would have been borrowed on such date. The determination of the Interest Differential by the Agent shall be conclusive in the absence of manifest error.

              "INTEREST PAYMENT DATE" means the first day of any month.

              "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

              "ISSUING BANK" means BofA in its individual capacity as a bank issuing Letters of Credit under this Agreement.

              "LAWS" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

              "L/C COMMITMENT" has the meaning set forth in SECTION 3.9.1.

              "L/C COMMITMENT TERMINATION DATE" has the meaning set forth in
    SECTION 3.9.1.

              "L/C OBLIGATIONS" has the meaning set forth in SECTION 3.9.1.

              "LETTERS OF CREDIT" has the meaning set forth in SECTION
    3.9.2(a).

              "LIBOR BANKING DAY" means any Banking Day on which banks are open for business in London, England and New York, New York and BofA is open for business in San Francisco, California.

              "LIBOR BASE RATE" means the rate of interest, rounded upward, if necessary, to the nearest 1/16th of one percent (0.0625%), at which BofA's London branch, London, England, would offer U.S. dollar deposits in amounts and for periods equal to those of the applicable LIBOR Borrowing and LIBOR Period to major banks in the London U.S. dollar inter-bank market at approximately 11:00 a.m., London time, the first LIBOR Banking Day after the Company's request. The determination of the LIBOR Base Rate by the Agent shall be conclusive in the absence of manifest error.

              "LIBOR BORROWING" means any portion of the Loan Proceeds designated or redesignated by the Company as a LIBOR Borrowing pursuant to
    Article 3.

              "LIBOR LENDING OFFICE" means the office or branch of each Bank so designated on the signature pages of this Agreement, or such other office or branch of each Bank as it may hereafter designate, by written notice to the Company, as its LIBOR Lending Office.

              "LIBOR PERIOD" means, as to each LIBOR Borrowing, the period commencing on the date specified by the Company pursuant to SECTIONS 3.3 OR
    3.4 and ending one, two, three, six, nine or twelve months thereafter, as designated by the Company in the applicable Request for Borrowing or Request for Redesignation of Borrowing, PROVIDED that:

                   (a) the first day in any LIBOR Period shall be a LIBOR Banking Day;

                   (b) any LIBOR Period that would otherwise end on a day that is not a LIBOR Banking Day shall be extended to the next succeeding LIBOR Banking Day UNLESS such LIBOR Banking Day falls in another calendar month, in which case such LIBOR Period shall end on the next preceding LIBOR Banking Day; and

                   (c)  No LIBOR Period shall extend beyond the Maturity

    Date.

              "LIBOR RATE" means, for any LIBOR Period for any LIBOR Borrowing, the rate (rounded upward, if necessary, to the next 1/100 of 1%) obtained by dividing (i) the LIBOR Base Rate for such LIBOR Period, by (ii) a percentage equal to 100% minus the LIBOR Reserve Percentage for such LIBOR Period.

              "LIBOR RATE SPREAD" means the additional component of interest, expressed as a percentage per annum, to be added to the LIBOR Rate in determining the applicable rate of interest for LIBOR Borrowings. The applicable LIBOR Rate Spread shall be based on the Company's current senior long term debt ratings as published by Standard & Poors and Moody's Investor Services as determined by the following pricing grid:

         S&P/MOODY'S SENIOR DEBT RATING          APPLICABLE LIBOR RATE SPREAD
              BBB/Baa2 (or better)                    1.15%
              BBB-/Baa3                               1.25%
              Less than BBB-/Baa3                     1.50%
              (or not rated)


    In the event of a difference in rating between Standard & Poors and Moody's Investor Services, the lower rating shall prevail for purposes of determining the applicable LIBOR Rate Spread. As of the date of this Agreement, the Company is not rated by Standard & Poors or Moody's Investor Services, and therefore the applicable LIBOR Rate Spread for the Loans as of the date of this Agreement is 1.50%.

              "LIBOR RESERVE PERCENTAGE" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Regulation D. The Reserve Percentage shall be expressed as a decimal and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

              "LIEN" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

              "LOAN" or "LOANS" means each of the loans and Borrowings under this Agreement.

              "LOAN DOCUMENTS" means, collectively, this Agreement, each Note, and any Guaranty.

              "LOAN PROCEEDS" means the proceeds of the Loans, in the aggregate principal amount of up to $150,000,000.

              "MAJORITY BANKS" means, at any time, if BofA is the only Bank, BofA, and, if there is more than one Bank, at least two Banks then holding in excess of 66 2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, at least two Banks then having in excess of 66 2/3% of the Total Aggregate Commitment.

              "MATERIAL" means, in connection with the Company, its Subsidiaries, and the Loan and the Loan Documents, such circumstances or facts which the Banks in the exercise of their discretion could be expected to rely upon in determining whether to enter into or to continue lending under this Agreement or which could have a bearing on any actions undertaken by the Banks. Such Material circumstances or facts shall include, without limitation, such circumstances or facts as would alter, enlarge, restrict or otherwise affect the rights and liabilities otherwise existing between the parties to the Agreement or any other Loan Document.

              "MATURITY DATE" means August 13, 2000, subject to possible extension pursuant to SECTION 4.18.

              "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA

    Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

              "NET OPERATING INCOME" means, for any Asset, as of any date and calculated on a cash basis, (a) the gross rental income of such Asset for the immediately preceding four consecutive calendar quarters, LESS (b) the aggregate amount of all actual operating expenses (excluding capital expenditures) for such Asset during such period, LESS (c) an imputed capital expenditures amount equal to 3.5% of the difference between (a) and
    (b) above. In the event the Agent receives operating statements covering only a portion of the relevant four calendar quarter period (whether because the Asset has been owned for less than four calendar quarters, or otherwise), the Agent shall calculate Net Operating Income for such Asset on the basis of the operating statements which have been provided, subject to such adjustments as the Agent deems appropriate in its sole discretion to accurately reflect anticipated annual operating results. In the event
    (a) the Company has, within the two calendar quarters preceding the date of calculation, completed the build-out of additional in-line shop space or pad space on any Asset, (b) such additional space has been leased to tenants who have commenced paying rent, are in occupancy and have opened for business, and (c) the Agent determines that, as a result of the leasing of such additional space, annual Net Operating Income for such Asset will increase by at least $250,000, then Net Operating Income for such Asset shall be calculated based upon the operating statement for such Asset covering the most recently completed calendar quarter, subject to such adjustments as the Agent deems appropriate in its sole and reasonable discretion to accurately reflect anticipated annual operating results. In addition, the Agent may, in its sole discretion, reduce the Net Operating Income for any Asset by the amount of rents attributable to any leases
    (i) which are in default or which have terminated or are otherwise no longer in effect, or (ii) which are otherwise unacceptable to the Agent in its sole discretion. The foregoing notwithstanding, the Net Operating Income of the Tanasbourne Asset shall be the product obtained by multiplying (x) the Net Operating Income of such Asset as calculated above, by (y) the percentage of distributions from Tanasbourne to which the Company or its wholly-owned Subsidiaries is entitled as of the date of such calculation.

              "NOTE" means each of the promissory notes, substantially in the form of EXHIBIT "A" attached hereto and made a part hereof, executed by the Company in favor of the Banks, each to the order of the applicable Bank as payee to evidence such Bank's share of the Loans, and each in the original principal amount of the applicable Bank's Commitment such that the aggregate original principal amount of all Notes is initially $150,000,000; as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced (and any promissory note that may be issued in substitution or exchange therefor).

              "OBLIGATIONS" means all obligations of every nature of the Company from time to time owed to the Banks under the Loan Documents.

              "OPINION OF COUNSEL" means the favorable written legal opinion of Hale, Lane, Peek, Dennison, Howard, Anderson & Pearl, as counsel to the Company and the Subsidiaries, to this Agreement, substantially in the form of EXHIBIT "F" attached hereto, together with copies of all factual certificates and legal opinions upon which such counsel has relied.

              "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

              "PARTICIPANT" shall have the meaning set forth in SECTION 11.6.

              "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

              "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

              "PERSON" means any entity, whether an individual, trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority or otherwise.

              "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

              "PRO RATA SHARE" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place as determined by the Agent) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

              "RATE HEDGING OBLIGATIONS" means, for any Person, the net obligations of such Person pursuant to any interest rate hedging agreement or any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

              "REFERENCE RATE" means the higher of:

                   (a) the rate of interest publicly announced from time to time by BofA in San Francisco, California, as its reference rate. It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate; and

                   (b)  0.50% per annum above the latest Federal Funds Rate.

    Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

              "REFERENCE RATE BORROWING" means any portion of the Loan Proceeds which is not designated or redesignated by the Company as a LIBOR Borrowing pursuant to SECTIONS 3.3 OR 3.4.

              "REFERENCE RATE SPREAD" means the additional component of interest, expressed as a percentage per annum, to be added to the Reference Rate in determining the applicable rate of interest for Reference Rate Borrowings. For the period beginning on the Closing Date and continuing through the entire term of the Loans, the Reference Rate Spread shall be equal to one-half of one percent (.50%).

              "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as now or from time to time hereafter in effect and any other regulation issued in substitution therefor.

              "REPORTABLE EVENT" means, any of the events set forth in
    Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

              "REQUEST FOR BORROWING" means a written request for a Borrowing substantially in the form of EXHIBIT "C-1" attached hereto, signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

              "REQUEST FOR LETTER OF CREDIT" means a written request for a Letter of Credit substantially in the form of EXHIBIT "C-2" attached hereto, signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

              "REQUEST FOR REDESIGNATION OF BORROWING" means a written request for redesignation of Borrowing substantially in the form of EXHIBIT "D" attached hereto, signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

              "REQUIREMENT OF LAW" means, as to any Person, any Law or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

              "RESPONSIBLE OFFICIAL" means: (a) when used with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of another Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such other Person.

              "REVOLVING PERIOD TERMINATION DATE" means the date which is one year prior to the Maturity Date.

              "SPECIAL CIRCUMSTANCE" means the adoption of any Law or interpretation, or any change therein or thereof, or any change in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable authority, or compliance by the Banks or their LIBOR Lending Offices with any request or directive (whether or not having the force of Law) of any Governmental Authority, central bank or comparable authority, or the occurrence of circumstances affecting the applicable certificate of deposit market or London interbank eurodollar market generally which are beyond the reasonable control of the Banks.

              "SUBSIDIARY" means (i) any corporation of which at least 50% of the outstanding securities of any class or classes (however designated) having ordinary voting power to elect directors of the corporation is owned by the Company and/or by one or more than one other Subsidiary, and
    (ii) any partnership, joint venture or limited liability company in which the Company and/or any Subsidiary owns at least a 50% interest, or which is otherwise controlled by the Company and/or any Subsidiary.

              "SURETY INSTRUMENTS" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

              "TANASBOURNE" means Tanasbourne Limited Partnership, an Oregon limited partnership.

              "TANASBOURNE ASSET" means that certain real property located in Hillsboro, Oregon owned as of the date of this Agreement by Tanasbourne, which is improved with an approximately 220,000 square foot community shopping center commonly known as Tanasbourne Village.

              "TANASBOURNE PARTNERSHIP INTERESTS" means, collectively, all general and limited partnership interests now or hereafter held by the Company or its wholly-owned Subsidiaries in Tanasbourne.

              "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income.

              "TOTAL AGGREGATE COMMITMENT" means the total aggregate combined Commitments of each of the Banks. The Total Aggregate Commitment concurrently equals $150,000,000.

              "TOTAL LIABILITIES" means, at any time of determination thereof, without duplication, (a) all Indebtedness of the Company and consolidated Subsidiaries, that, in conformity with GAAP applied on a consistent basis, should be included in determining total liabilities shown on the liability side of a consolidated balance sheet of the Company and consolidated Subsidiaries, PLUS (b) all Indebtedness of any Affiliated Partnership for which the Company or its consolidated Subsidiaries could be held personally liable, PLUS (c) all Contingent Obligations of the Company and consolidated Subsidiaries.

              "TREASURY RATE" means, as of any date of determination, the yield to maturity of the most recently issued 10-year U.S. Treasury Security as quoted by the Telerate News Services on such date. If such date is not a business day, then the quote shall be obtained on the business day immediately preceding such date. If the Telerate News Services (a) publishes more than one such 10-year U.S. Treasury Security, the average of such yields shall apply, or (b) ceases to publish such yield, the Treasury Rate shall be determined from such substitute financial reporting service or source as the Agent in its sole discretion deems appropriate.

              "UNENCUMBERED ASSETS" means those Assets which are not subject to or encumbered by any Liens (other than Liens of a type described in SECTIONS 8.17(a) OR 8.17(b)).

              "UNFUNDED PENSION LIABILITY" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         1.2 USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any of the members of the relevant class.

         1.3 ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis.

         1.4 EXHIBITS. All exhibits to this Agreement, either as now existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

         1.5 REFERENCES. Any reference to any Loan Document or other document shall include such document both as originally executed and as it may from time to time be amended or modified. References herein to Articles, Sections, Schedules and Exhibits shall be construed as references to this Agreement unless a different document is named. References to subparagraphs shall be construed as references to the same Section in which the reference appears. The terms "INCLUDING" and "INCLUDE" mean "including (include) without limitation". This
SECTION 1.5 shall apply to all of the Loan Documents.


ARTICLE 2:  RECITALS.

         This Agreement is made with reference to the following facts:

              (a) The Company is primarily engaged in the business of acquiring, owning and operating (and, to a lesser extent, developing) retail shopping centers.

              (b) The Company has applied to the Banks for the Loans (i) to finance or refinance the acquisition (and, within the limits specified herein, the development) of retail shopping centers, and (ii) for general working capital purposes.

              (c) The Banks are willing to make the Loans to the Company on the terms and conditions set forth in this Agreement and in the other Loan Documents.


ARTICLE 3:  BORROWING PROCEDURES AND LETTER OF CREDIT SUBLIMIT.

           3.1     DISBURSEMENT OF LOAN PROCEEDS.

              (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Banking Day immediately preceding the Revolving Period Termination Date, each Bank shall, according to its Pro Rata Share, make Loans to the Company in such amounts as the Company may request that do not exceed in the aggregate at any one time outstanding, the Commitment of such Bank (LESS the Pro Rata Share of such Bank's L/C Obligations, if any). Subject to the limitations set forth herein, the Company may (prior to the Revolving Period Termination Date) borrow, repay and reborrow under each Bank's Commitment without premium or penalty. The Company may not request more than two new Borrowings during any calendar month UNLESS the Company shall pay to the Agent, for the ratable benefit of the Banks, a fee in the amount of $1,500 for each new Borrowing in excess of two Borrowings per calendar month. From and after the Revolving Period Termination Date, Company shall have no further ability to borrow or reborrow under this Agreement. In no event shall the Banks be obligated to make Loans to the Company at any time if, after giving effect to such Loans, the provisions of SECTION 3.6 would be violated.

              (b) Unless the Agent otherwise consents, the aggregate amount of each LIBOR Borrowing shall be not less than $2,000,000 and the aggregate amount of each Reference Rate Borrowing shall be not less than $100,000.

              (c) The Loans made by the Banks pursuant to this Agreement shall be evidenced by each Note.

              (d) A Request for Borrowing shall be irrevocable upon receipt by the Agent. The Agent shall not be bound by any preliminary information that it may give the Company concerning a particular LIBOR Rate before it delivers the binding rate quote in accordance with SECTION 3.3(b) below.

              (e) Unless the Agent otherwise consents, no more than five (5) LIBOR Borrowings in the aggregate shall be outstanding at any one time.

              (f) The Agent will notify each Bank of its receipt of a Request for Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing on the date of timely receipt of a Request for Borrowing by the Company.

              (g) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's

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    Payment Office by 11:00 a.m. (California time) on the date of Borrowing requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent by wire transfer in accordance with written instructions provided to the Agent by the Company of like funds as received by the Agent.

              (h) The Company may not request more than two new Borrowings in any calendar month; UNLESS the Company shall pay to the Agent, for the account of the Banks in accordance with their Pro Rata Shares, a fee in the amount of $1,500 for each new Borrowing per calendar month in excess of two new Borrowings.

         3.2 REFERENCE RATE BORROWINGS. All Loans shall at all times constitute Reference Rate Borrowings unless properly designated or redesignated as LIBOR Borrowings pursuant to SECTIONS 3.3. OR 3.4. Each request by the Company for a new Reference Rate Borrowing shall be made pursuant to a Request for Borrowing, executed by a Designated Responsible Official, received by the Agent, at the Agent's office, not later than 9:00 a.m., California time, at least one (1) Banking Day prior to the date the Reference Rate Borrowing is to be funded to the Company. The Agent will notify each Bank of its receipt of a Request for Borrowing in accordance with SECTION 3.1(f).

         3.3  LIBOR BORROWING.

              (a) Each request by the Company for a LIBOR Borrowing shall be made pursuant to a Request for Borrowing, executed by a Designated Responsible Official, received by the Agent, at the Agent's office, not later than 9:00 a.m., California time, at least three (3) LIBOR Banking Days before the first day of the applicable LIBOR Period. The Agent will notify each Bank of its receipt of a Request for Borrowing in accordance with SECTION 3.1(f).

              (b) Each Request for Borrowing pertaining to a LIBOR Borrowing shall designate the LIBOR Period applicable to such LIBOR Borrowing. If any Request for Borrowing fails to specify the duration of the LIBOR Period for the requested LIBOR Borrowing, the LIBOR Period shall be one month.

              (c) At or about 9:00 a.m., California time, one (1) LIBOR Banking Day after the LIBOR Banking Day on which Agent receives the Company's Request for Borrowing, the Agent shall determine the applicable

    LIBOR Rate (which determination shall be conclusive in the absence of manifest error) and shall promptly give notice of the same to the Company and the Banks by telephone, telecopier or telex.

              (d)  Upon fulfillment of the applicable conditions set forth in
    Article 6, a LIBOR Borrowing shall become effective on the first day of the applicable LIBOR Period.

              (e) The Agent in its sole discretion may require the Company to request any LIBOR Borrowing of $100,000,000 or more, or any redesignation of a Reference Rate Borrowing of $100,000,000 or more as a LIBOR Borrowing, at a time or on a day which is earlier than the deadline stated above (or for redesignations of Reference Rate Borrowings, stated SECTION 3.4 below) for making such a request. The Company acknowledges that if this happens, the LIBOR Period for that LIBOR Borrowing could begin later than the Company had originally contemplated. The Company consents to any and all such delays.

              (f) Nothing contained herein shall require the Banks to fund any LIBOR Borrowing in the London interbank eurodollar market.

         3.4  REDESIGNATION OF BORROWINGS.

              (a) Subject to SECTION 6.3, if any LIBOR Borrowing is not repaid on the last day of the applicable LIBOR Period, such Borrowing automatically shall be redesignated as a Reference Rate Borrowing on such date.

              (b) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date until one month preceding the Maturity Date, the Company may request that all or a portion of outstanding Reference Rate Borrowings be redesignated as a LIBOR Borrowing; provided that the LIBOR Period for such LIBOR Borrowing shall end on or before the Maturity Date.

              (c) Each redesignation of all or a portion of outstanding Reference Rate Borrowings as a LIBOR Borrowing shall be made pursuant to a written Request for Redesignation of Borrowing, executed by a Designated Responsible Official. Not later than 9:00 a.m., California time, at least three (3) LIBOR Banking Days prior to the first day of the applicable LIBOR Period, the Agent shall have received, at the Agent's office, a properly completed Request for

    Redesignation of Borrowing specifying (1) the requested date of redesignation, (2) the requested amount of Reference Rate Borrowings to be redesignated as a LIBOR Borrowing, and (3) the requested LIBOR Period. The Agent may, in its sole and absolute discretion, permit a Request for Redesignation of Borrowing to be made by telecopier or by telephone (with confirmation sent promptly by telecopier) by the Company, in which case the Company shall confirm same by mailing a written Request for Redesignation of Borrowing to the Agent within 24 hours following the date of redesignation.

              (d) The Agent will notify each Bank of its receipt of a Request for Redesignation on the date of timely receipt of a Request for Redesignation from the Company. All redesignations shall be made ratably according to the respective outstanding principal amount of the Loans with respect to which the Request for Redesignation was given is then held by each Bank.

              (e) Unless all of the Banks otherwise agree, during the existence of an Event of Default, the Company may not elect to have a Loan converted into a LIBOR Borrowing.

              (f) Unless the Banks otherwise consent, the amount of Reference Rate Borrowings to be redesignated as a LIBOR Borrowing shall be not less than $2,000,000.

              (g) With respect to any redesignation of Reference Rate Borrowing as a LIBOR Borrowing, at or about 9:00 a.m., California time, one (1) LIBOR Banking Day after the LIBOR Banking Day on which Agent receives Borrower's Request for Redesignation, the Agent shall determine the applicable LIBOR Rate (which determination shall be conclusive in the absence of manifest error) and shall promptly give notice of the same to the Company and the Banks by telephone, telecopier or telex.

              (h) Upon fulfillment of the applicable conditions set forth in this Agreement, the redesignation of all or a portion of outstanding Reference Rate Borrowings as a LIBOR Borrowing shall become effective on the first day of the applicable LIBOR Period.

              (i) A Request for Redesignation of Borrowing shall be irrevocable upon receipt by the Agent.

              (j)  Nothing contained herein shall require the Banks to fund any

    LIBOR Borrowing resulting from redesignation of all or a portion of any of the Reference Rate Borrowings, in the London interbank eurodollar market.

         3.5  CALCULATION OF BORROWING BASE.

              (a) The Borrowing Base shall be calculated at the times and in the manner set forth in this SECTION 3.5(a):

                   (i) Within thirty (30) days after the end of each calendar quarter, and at such other times as the Majority Banks may reasonably require (including without limitation at any time following the removal of any property from the Borrowing Base Properties Pool), the Company shall provide the Agent with a Borrowing Base Certificate showing the Company's calculations of the components of the Borrowing Base and such data supporting such calculations as the Majority Banks may require. The Majority Banks shall have a period of fifteen (15) days following Agent's receipt of a Borrowing Base Certificate to notify the Agent of the Majority Banks' approval or disapproval thereof, and the Agent shall have five (5) Banking Days thereafter to notify the Company of the decision of the Majority Banks. Failure of the Majority Banks to so notify the Agent within such fifteen (15) day period shall be deemed approval and such Borrowing Base as set forth in such Borrowing Base Certificate shall be effective as of the date approved (or deemed approved) by the Majority Banks.

                   (ii) In the event that the Agent (as requested by the Majority Banks) timely notifies the Company of disapproval of a Borrowing Base Certificate, then the Agent shall, at the same time, notify the Company in writing of the amount of the Borrowing Base as determined by the Majority Banks and the basis of such determination, and the effective date thereof (which shall be the date of the giving of such notice by the Agent), and such amount shall thereupon and thereafter constitute the Borrowing Base which shall remain in effect until such time as the Borrowing Base is redetermined in accordance with this SECTION 3.5(a). The Company shall cooperate in good faith with the Banks in the calculation of the Borrowing Base.

                   (iii) Each determination of the Borrowing Base in accordance with this SECTION 3.5(a) shall be binding and conclusive upon the parties hereto (i) provided that the Majority Banks are not bound to rely on information and figures provided by the Company if the Majority Banks determine in good faith that it would be inappropriate to do so. Nothing contained herein shall be deemed to restrict the Company from submitting additional Borrowing Base Certificates to the Agent (but not more often than once per calendar month) for the Majority Banks' approval at times other than those required hereunder (including, without limitation, at any time following the addition of a property to the Borrowing Base Properties Pool).

              (b) AMOUNT OF BORROWING BASE. As used herein, the term "BORROWING BASE" shall mean the LESSER of:

                   (i) an amount equal to the sum of: (A) an amount which would be fully amortized in 25 equal annual installments of principal and interest by 50% of the cumulative Net Operating Income from the Tanasbourne Asset (so long as it remains in the Borrowing Base Properties Pool) and the Assets within the Borrowing Base Properties Pool which have been owned and held by the Company for at least one full calendar quarter, assuming interest at a per annum rate equal to the greater of (1) 2.5% per annum plus the Treasury Rate, or (2) 9.0%, plus (B) an amount equal to 50% of the cumulative net purchase prices paid by the Company for the Assets within the Borrowing Base Properties Pool which have been owned and held by the Company for less than one full calendar quarter (it being understood that an Asset may not be counted under both subparagraph (A) and subparagraph (B) immediately above); or

                   (ii) an amount equal to one-half of the aggregate Adjusted Current Values of the Assets within the Borrowing Base Properties Pool.

              (c) Only those Assets which constitute part of the "Borrowing Base Properties Pool" shall be included in the calculation of the Borrowing Base as set forth above. As used herein, the "BORROWING BASE PROPERTIES POOL" means those Assets which the Majority Banks, in the exercise of their sole and absolute discretion, designate in writing as constituting part of the Borrowing Base Properties Pool. The Assets which shall initially constitute the Borrowing Base Properties Pool are as set forth on
    SCHEDULE 3.5(c) hereto.  From time to


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

    time after the Closing Date, the Company may submit written requests (not more often than once each calendar month) to add additional Assets to the Borrowing Base Properties Pool. In each instance, it shall be in the sole and absolute discretion of the Majority Banks as to whether any additional Assets are added to the Borrowing Base Properties Pool; provided that the Majority Banks shall use reasonable efforts to respond to any requests by the Company to add additional Assets to the Borrowing Base Properties Pool within 30 days of the receipt by Agent of such written request from the Company (together with such information regarding each of such Assets as the Majority Banks and Agent shall request). Provided further, however, that failure of the Majority Banks to respond to any such request within such 30-day period shall be deemed to be a disapproval of such request. Without limiting the Majority Banks' discretion as to which Assets shall be designated as part of the Borrowing Base Properties Pool, the Company acknowledges and understands that the Agent shall not be required to even submit an Asset to the Banks for their consideration unless such Asset is 100% owned by the Company (in fee), is free of all Liens (other than Liens of a type permitted under SECTION 8.17), is a well-located, stabilized retail shopping center, is at least 90% leased to reputable, third party tenants who are in occupancy and have opened for business, and as to which a recent "Phase I" environmental report has disclosed no material toxic or hazardous substances. In connection with each request from the Company to add an Asset to the Borrowing Base Properties Pool, the Company shall submit to the Agent the following information and documentation, in addition to any other information, documentation or other items required by the Agent or the Majority Banks in their sole discretion: (1) a current Phase I environmental report addressed to the Company, which is dated within the guidelines of the Majority Banks, (2) a title insurance policy insuring the Company's lien free fee ownership interest in the subject Asset, and a current title report with respect to such Asset, and (3) a current rent roll (and detailed analysis of the net operating income generated from such Asset, including gross rental receipts, operating expenses, capital expenditures and other relevant information for at least the prior four quarters, if available). Assets may be removed from the Borrowing Base Properties Pool as follows:

                   (i) The Company may remove Assets at any time from the Borrowing Base Properties Pool, upon not less than ten (10) days' written notice to the Agent, so long as (A) the Company shall have submitted a Borrowing Base Certificate to the Agent in accordance with
         SECTION 3.5(a)(i) at least thirty (30) days (but not more than ninety (90)

    days) prior to the date of the proposed release of the subject Asset from the Borrowing Base Properties Pool, (B) the Company shall concurrently reduce the outstanding amount of Loans and/or L/C Obligations (by repayment of outstanding Loans, termination of issued Letters of Credit, or both) to the extent necessary to comply with the availability limits set forth in
    SECTION 3.6 below, and any other applicable provisions of this Agreement,
    (C) following such removal, the Borrowing Base Properties Pool shall not have less than three separate Assets as part of the Borrowing Base Properties Pool, (D) following such removal, the aggregate Adjusted Current Value of the properties in the Borrowing Base Properties Pool shall not be less than $45,000,000, and (E) no Event of Default or event that with the giving of notice and/or the passage of time would constitute an Event of Default shall have occurred and be continuing; and

                   (ii) The Majority Banks may, at any time, remove Assets from the Borrowing Base Properties Pool, upon not less than ten (10) days written notice from the Agent to the Company, if the Majority Banks in their sole and absolute discretion have determined that a material adverse change has occurred with respect to any of such Assets.

         3.6 AVAILABILITY LIMITS. The sum of the aggregate principal amount at any time outstanding under the Loans PLUS the L/C Obligations shall not at any time exceed the LESSER of (i) the Total Aggregate Commitment or (ii) the Borrowing Base.

         3.7  PAYMENTS BY THE BANKS TO THE AGENT.

              (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Banking Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the date of Borrowing and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the


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    Company such amount, that Bank shall on the Banking Day following such date of Borrowing make such amount available to the Agent, together with interest at the Reference Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement.
    If such amount is not made available to the Agent on the Banking Day following the date of Borrowing, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

              (b) The failure of any Bank to make any Loan on any date of Borrowing shall not relieve any other Bank of any obligation hereunder to make a Loan on such date of Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any date of Borrowing.

         3.8 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 11.7) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks

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following any such purchases or repayments.

         3.9  LETTER OF CREDIT SUBLIMIT.

              3.9.1 AMOUNT AND TERMS OF THE CREDIT. Subject to the terms and upon the conditions of this Agreement, the Issuing Bank shall issue standby letters of credit for the account of the Company from time to time up to but not including the Revolving Period Termination Date (as extended by the Banks in writing from time to time in their sole discretion, the "L/C COMMITMENT TERMINATION DATE"). The maximum aggregate principal amount which remains undrawn under all outstanding Letters of Credit (the "L/C OBLIGATIONS") under this Agreement shall not exceed at any one time outstanding the aggregate principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "L/C COMMITMENT").

              3.9.2     STANDBY LETTERS OF CREDIT.

                   (a) AMOUNTS AND TERMS OF STANDBY LETTERS OF CREDIT. During the period from the Closing Date to but excluding the L/C Commitment Termination Date, and subject to the terms and conditions of this Agreement, upon Company's request pursuant to SECTION 3.9.3, the Issuing Bank shall issue one or more standby letter(s) of credit (each, a "LETTER OF CREDIT," and collectively, the "LETTERS OF CREDIT") for the account of Company (subject to SECTION 3.9.4); PROVIDED that the Issuing Bank shall not be obligated to issue any Letter of Credit if, after giving effect thereto, (i) the L/C Obligations would exceed the L/C Commitment, or (ii) the total aggregate outstanding Loans PLUS the L/C Obligations would exceed the LESSER of (A) the Total Aggregate Commitment, or (B) the Borrowing Base. All Letters of Credit shall be on Issuing Bank's standard forms of letters of credit at the time of issuance. No Letter of Credit shall have an expiration date (unless the Banks otherwise consent in writing) later than the EARLIER of (i) 12 months after the date of issuance, or (ii) the date which is 60 days prior to the Maturity Date. No "evergreen" provisions shall be permitted. The Issuing Bank shall not be required to issue any Letter of Credit hereunder unless such Letter of Credit is for the benefit of a party to which the Company or its Subsidiaries owe certain performance obligations incurred in the ordinary course of their real estate business.
         Issuing Bank shall not be required to issue any Letter of Credit for the benefit of creditors to which the Company or its Subsidiaries are obligated in respect of obligations for borrowed money, other than to back a purchase money note generated in connection with the acquisition of Assets.

                   (b) LETTER OF CREDIT DRAWS ARE LOANS UNDER THIS AGREEMENT. The Company and each Bank agree that any draws under any Letters of Credit shall constitute Loans under this Agreement for all purposes. Without limiting the foregoing, (i) all draws under any Letter of Credit shall bear interest and be repaid as Loans outstanding under this Agreement, and (ii) if, at the time any draw is made under any Letter of Credit, an Event of Default has occurred or the Maturity Date has passed or the Loans have been accelerated or are otherwise due and payable, such draw under such Letter of Credit shall be immediately due and payable in full. Promptly upon being notified by the Agent (after Agent has received notice from the Issuing Bank) that a draw has occurred under any Letter of Credit, each Bank shall reimburse the Agent, for the benefit of the Issuing Bank, for that Bank's Pro Rata Share of such draw.

              3.9.3 REQUEST FOR CREDIT. The Company, on or after the Closing Date, shall give the Issuing Bank notice of its request for the issuance of a Letter of Credit by delivering to the Issuing Bank (with a copy to the Agent) a duly executed and completed L/C Application on Issuing Bank's then current form (herein, an "L/C APPLICATION"). Such request shall specify: (i) the date on which the issuance of the Letter of Credit is requested to be made (which day shall be a Banking Day), and (ii) the amount of the Letter of Credit. Subject to the conditions herein, the Issuing Bank will issue the Letter of Credit as soon as reasonably practicable after receiving the above described notice.

              3.9.4 CONDITIONS PRECEDENT TO ISSUANCE OF LETTERS OF CREDIT. The obligation of the Issuing Bank to issue any Letter of Credit requested by the Company is subject to satisfaction of the following conditions precedent:

                   (a) CONDITIONS TO LOANS SHALL BE SATISFIED. Each of the conditions specified in SECTIONS 6.2 AND 6.3 to Borrowings shall also be applicable as conditions precedent to the issuance of any Letter of Credit.

                   (b) L/C APPLICATION. The Issuing Bank shall have received from the Company, in form and substance satisfactory to the Issuing Bank, (i) a duly executed and completed L/C Application which

         L/C Application shall set forth, among other things, the beneficiary, the amount, and the term of the proposed Letter of Credit, and (ii) a duly executed and completed Request for Letter of Credit (in the form attached hereto as EXHIBIT "C-2").

                   (c) ISSUING BANK APPROVAL. The Issuing Bank shall have determined that the amount of any requested Letter of Credit, the beneficiary thereof and the other terms contained in the documents pertaining to such Letter of Credit are satisfactory to the Issuing Bank in the exercise of its sole discretion.

                   (d) PAYMENT OF FEES. The Company shall pay the Issuing Bank an issuance fee ("ISSUANCE FEE") in accordance with the Fee Letter Agreement for the issuance of each Letter of Credit. The applicable Issuance Fee shall be payable prior to the issuance (or renewal) of any Letter of Credit. In addition, the Company shall pay to the Issuing Bank (for its own benefit) all reasonable and customary processing fees and costs described in the documents pertaining to such Letter of Credit.

                   (e) TELEPHONE CONFIRMATION. Prior to the issuance of any Letter of Credit, the Issuing Bank shall confirm by telephone with the Agent that, following the issuance of such Letter of Credit, none of the limitations set forth in SECTION 3.9 would be violated.

ARTICLE 4:  PAYMENTS AND FEES.

         4.1  PRINCIPAL AND INTEREST.

              (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Borrowing from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth herein both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate specified in
    SECTION 4.4. Upon any partial prepayment or redesignation of outstanding Reference Rate Borrowings, interest accrued through the date of such prepayment or redesignation shall be payable on the next following Interest Payment Date and shall be deducted from the Account on such date. Insufficient funds in the Account shall not excuse the

    Company's obligation to pay accrued interest on the Interest Payment Date. Upon any partial prepayment or payment in full or redesignation or conversion of any LIBOR Borrowing, or upon any payment or redesignation in full of all outstanding Reference Rate Borrowings, interest accrued through the date of such prepayment, payment, redesignation or conversion shall be payable on the next following Interest Payment Date.

              (b) Interest on each Reference Rate Borrowing shall be computed on the basis of a year of 360 days and the actual number of days elapsed (which shall result in more interest being due than if a year of 365 days were used), at the Reference Rate TIMES the total principal balance outstanding under each Note. Interest accrued on each Reference Rate Borrowing shall be payable on each Interest Payment Date, commencing with the first such date to occur after the Closing Date, and shall be deducted from the Account on each such Interest Payment Date. Insufficient funds in the Account shall not excuse the Company's obligation to pay accrued interest on the Interest Payment Date. The Agent shall use its best efforts to notify the Company of the amount of interest so payable prior to each Interest Payment Date, but failure of the Agent to do so shall not excuse payment of such interest when payable. EXCEPT as otherwise provided in SECTION 4.4, the unpaid principal amount of any Reference Rate Borrowing shall bear interest at a fluctuating rate per annum equal to the Reference Rate PLUS the Reference Rate Spread. Each change in the interest rate shall take effect simultaneously with the corresponding change in the Reference Rate. Each change in the Reference Rate shall be effective as of 12:01 a.m. on the Banking Day on which the change in the Reference Rate is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

              (c) Interest on each LIBOR Borrowing shall be computed on the basis of a year of 360 days and the actual number of days elapsed (which shall result in more interest being due than if a year of 365 days were used). Interest accrued on each LIBOR Borrowing which is for a term of one month shall be payable on the next Interest Payment Date following the maturity date of that LIBOR Borrowing. Interest accrued on each other LIBOR Borrowing outstanding as of each Interest Payment Date, commencing with the first such date to occur after the Closing Date: (i) shall be payable on each such Interest Payment Date and shall be deducted from the Account on such date, and (ii) shall be payable on the next Interest Payment Date following the maturity date of that LIBOR Borrowing. Insufficient funds in the Account shall not excuse the Company's obligation to pay accrued interest on the Interest Payment Date. The Agent shall use its best efforts to notify the Company of the amount of interest so payable prior to each such date, but failure of the Agent to do so shall not excuse payment of such interest when payable. The unpaid principal amount of any LIBOR Borrowing shall bear interest at a rate per annum equal to the LIBOR Rate for that LIBOR Borrowing PLUS the applicable LIBOR Rate Spread.

              (d) If not sooner paid, the principal indebtedness evidenced by each Note shall be payable as follows:

                   (i) subject to the applicable provisions of this Agreement providing for automatic redesignation of Borrowings upon compliance with SECTION 3.4, the principal amount of each LIBOR Borrowing shall be payable on the last day of the LIBOR Period for such Borrowing;

                   (ii) the amount, if any, by which the principal indebtedness evidenced by each Note at any time exceeds the applicable Bank's Commitment shall be payable immediately;

                   (iii)     the amount of each payment required pursuant to
         SECTION 4.16 shall be payable immediately;

                   (iv) an amount equal to 20% of the outstanding Loans and L/C Obligations as of the Revolving Period Termination Date, DIVIDED BY twelve (12), shall be payable commencing on the Revolving Period Termination Date, and continuing on the first day of each month thereafter until the Maturity Date; and

                   (v) all remaining outstanding Loans (together with any and all other indebtedness not otherwise paid when due under the Loan Documents) shall be payable in full on the Maturity Date.

              (e) Each Note may, at any time and from time to time, be paid or prepaid in whole or in part, PROVIDED that (i) any partial prepayment shall be in an amount not less than $100,000, (ii) EXCEPT as required by subsection (d) above, no LIBOR Borrowing may be paid or prepaid in whole or in part prior to the last day of the applicable LIBOR Period without the prior consent of each

    Bank, and, notwithstanding such required prepayment or such consent, any payment or prepayment of all or any part of any LIBOR Borrowing on a day other than the last day of the applicable LIBOR Period shall be made on a LIBOR Banking Day, as applicable, and shall be preceded by at least five
    (5) LIBOR Banking Days, as applicable, written notice to the Agent of the date and amount of such payment or payments, and (iii) any prepayment of a LIBOR Borrowing shall be accompanied by a prepayment fee calculated in accordance with subsection (f) below and any other amounts required to be paid pursuant to SECTION 4.8. In addition, if at any time the amount of any LIBOR Borrowing is reduced (by payment, prepayment or conversion of a part thereof) to an amount less than $2,000,000, such LIBOR Borrowing shall automatically convert into a Reference Rate Borrowing, and on and after such date the right of the Company to continue such Borrowing as a LIBOR Borrowing shall terminate.

              (f)  Prepayment fees shall be calculated as follows:

                   (i)       $250; PLUS

                   (ii) principal amount of the LIBOR Borrowing, TIMES [the number of days between the date of prepayment and the last day in the applicable LIBOR Period] DIVIDED BY 360, TIMES the applicable Interest Differential; PLUS

                   (iii) all reasonable out-of-pocket expenses (including Attorney Costs) incurred by the Banks and reasonably attributable to such prepayment; PROVIDED that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not positive.

    For purposes of calculating any prepayment fee under this subsection (f), each LIBOR Borrowing (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Base Rate used in determining the LIBOR Rate for such LIBOR Borrowing by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, regardless of whether such LIBOR Borrowing is so funded. The Agent's determination of the amount of any prepayment fee shall be conclusive in the absence of manifest error.

         Nothing contained in this SECTION 4.1 shall relieve the Company from its obligation to make interest payments to the Banks on each Interest Payment Date (in accordance with the terms and conditions contained herein) in the event the funds held in the Account are insufficient to make such interest payments on any such Interest Payment Date.

         4.2 UNUSED FEE. For the period commencing on the date of this Agreement and ending on the Revolving Period Termination Date, the Company shall pay to the Agent each quarter, for the account of each Bank in accordance with its Pro Rata Share, an unused fee, computed on the basis of a year of 360 days and the actual number of days elapsed, at the rate of .25% per annum TIMES the average daily difference between (a) the Total Aggregate Commitment, and (b) the total principal balance outstanding under the Notes plus the L/C Obligations (PROVIDED, HOWEVER, that if during the applicable quarter as to which an unused fee is owing, the average daily difference between the amounts specified in subparagraphs (a) and (b) immediately above is less than one-half (50%) of the amount of the Total Aggregate Commitment, the applicable rate to be used in calculating the unused fee shall be .125% per annum, and not .25% per annum) . The unused fee shall be measured quarterly and shall be payable quarterly in arrears on October 1, January 1, April 1 and July 1 of each year, with the first such payment due October 1, 1997, EXCEPT that upon payment of each Note in full, the unused fee accrued to the date of payment shall be payable on the date of payment.

         4.3 FEES FOR ISSUANCE OF LETTERS OF CREDIT. The fees payable for the issuance and processing of Letters of Credit shall be as set forth in
SECTION 3.9 and the Fee Letter Agreement.

         4.4 LATE PAYMENTS. Should any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to the Banks not be paid within 10 days of when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Reference Rate PLUS 3.00% per annum, to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (INCLUDING, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Law.

         4.5 TAXES. All payments payable to the Banks hereunder or with respect to the Loan Documents shall be made to the Banks without deductions for any Taxes or Other Taxes except to the extent the Company is required by any Law or Governmental Authority to withhold and except in accordance with SECTION
10.10 to
the extent, if any, that such amounts are required to be withheld by the Agent under the laws of the United States of America or any other applicable taxing authority.

         4.6  ILLEGALITY.

              (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make LIBOR Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make LIBOR Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

              (b) If a Bank determines that it is unlawful to maintain any LIBOR Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such LIBOR Borrowings of that Bank then outstanding, together with interest accrued thereon and amounts required under SECTION 4.8, either on the last day of the LIBOR Period thereof, if the Bank may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Rate Loan. If the Company is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Reference Rate Loan.

              (c) If the obligation of any Bank to make or maintain LIBOR Rate Loans has been so terminated or suspended, all Loans which would otherwise be made by the Bank as LIBOR Rate Loans shall be instead Reference Rate Loans.

              (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Reference Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

         4.7  INCREASED COSTS AND REDUCTION OF RETURN.

              (a) If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. deposits) in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank or reduction of return of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

              (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
    (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

         4.8 FUNDING LOSSES. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

              (a) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Request for Borrowing or a Request for Redesignation of Borrowing; or

              (b) the prepayment (including pursuant to SECTION 4.16) or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant LIBOR Period; or

              (c) the automatic conversion under SECTION 4.1(e) of any LIBOR Borrowing to a Reference Rate Borrowing on a day that is not the last day of the relevant LIBOR Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. Such loss or expense shall be calculated as follows:

         (i) principal amount of the LIBOR Borrowing, TIMES [the number of days between the date of the event and the last day in the applicable LIBOR Period] DIVIDED BY 360, TIMES the applicable Interest Differential; PLUS

         (ii) all out-of-pocket expenses (including Attorney Costs) incurred by the Banks and reasonably attributable to such event; PROVIDED that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not positive.

For purposes of calculating amounts payable by the Company to the Banks under this SECTION 4.8, each LIBOR Borrowing (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Base Rate used in determining the LIBOR Rate for such LIBOR Borrowing by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, regardless of whether such LIBOR Borrowing is so funded.

         4.9 INABILITY TO DETERMINE RATES. If any Bank determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested LIBOR Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate applicable pursuant to subsection 4.1(c) for any requested LIBOR Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain LIBOR Rate Loans, as the case may be, hereunder shall be suspended until the Agent upon the instruction of such Bank revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Request for Borrowing or Request for Redesignation of Borrowing then submitted by it. If the Company does not revoke such Request, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Reference Rate Loans instead of LIBOR Rate Loans.

         4.10 RESERVES ON LIBOR RATE LOANS. The Company shall pay to each Bank, as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each LIBOR Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional costs from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional costs shall be payable 15 days from receipt of such notice.

         4.11 CERTIFICATES OF BANKS. Any Bank claiming reimbursement or compensation under this Article 4 shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

         4.12 SUBSTITUTION OF BANKS. Upon the receipt by the Company from any Bank (an "AFFECTED BANK") of a claim for compensation under SECTION 4.7 or
SECTION 4.15, the Company may: (i) request the Affected Bank to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Company to acquire and assume all or a ratable part of all of such Affected Bank's Loans and Commitment (a "REPLACEMENT BANK"); or (ii) request one or more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Commitment; or (iii) designate a Replacement Bank. Any such designation of a Replacement Bank under clause (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

         4.13 SURVIVAL. The agreements and obligations of the Company in this

Article 4 shall survive for one year following the payment in full of all Obligations.

         4.14 MANNER AND TREATMENT OF PAYMENTS. The amount of each payment hereunder or on each Note shall be made to Agent for the account of each applicable Bank in immediately available funds on the day of payment (which must be a Banking Day). Any payment received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Whenever any payment to be made hereunder or on each Note is due on a day that is not a Banking Day, payment shall be made on the next succeeding Banking Day; provided that the extension shall be included in the computation of interest owing on the next following Interest Payment Date. Any payment of the principal of any LIBOR Borrowing shall be made on a LIBOR Banking Day as applicable.

         4.15 CHANGE IN CAPITAL REQUIREMENTS; ADDITIONAL COSTS. If a Bank at any time subsequent to the date of this Agreement determines that the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank under any Law or any guideline, request or directive of any Governmental Authority is based on or increased by advances and/or commitments of the type contemplated by this Agreement, then Company shall pay to the Bank on demand such additional amounts as the Bank may reasonably determine to be sufficient to compensate the Bank or such other corporation in light of such circumstances to the extent that the Bank reasonably determines that the maintenance of such capital is allocable to advances and/or commitments under this Agreement. If the occurrence of any Special Circumstance or other regulatory development, or the imposition of any Tax or Other Tax, or change in applicable Law, shall result in an increase in the cost or reduction of return to the Bank of making, funding, maintaining or continuing the funding of any Borrowing, then Company shall pay to the Bank on demand such additional amounts as the Bank determines to be necessary to compensate the Bank for such increased cost.

         4.16 MANDATORY PREPAYMENT. In the event that the aggregate principal amount of the outstanding Loans PLUS the L/C Obligations at any time exceeds the limitations specified in SECTION 3.6, the Company shall immediately make a prepayment of the Loans in such amount as is necessary to cause the amount of outstanding Loans PLUS L/C Obligations to comply with the limitations of SECTION 3.6.

         4.17 AGENCY FEE AND OTHER CONSIDERATION PAYABLE TO BOFA. The Banks have been informed that pursuant to a fee letter agreement dated as of August 13, 1997 between BofA and the Company (the "FEE LETTER AGREEMENT"), the

Company has agreed to pay BofA an agency fee, a commitment fee, Letter of Credit issuance fees, and other fees and compensation as consideration for BofA's performance of its duties as Agent under this Agreement, for its earlier commitment to make the Loans and to issue Letters of Credit, and for other reasons, as more fully set forth in the Fee Letter Agreement. The Company covenants and agrees to pay such agency fee, commitment fee, Letter of Credit issuance fees, and other fees and compensation to BofA at the times and in the manner set forth in the Fee Letter Agreement. The agency fee, commitment fee, Letter of Credit issuance fees, and other fees and compensation payable to BofA under the Fee Letter Agreement shall belong solely to BofA, and BofA shall not be required to share any such agency fee, commitment fee, Letter of Credit issuance fees, or other fees or compensation specified in the Fee Letter Agreement with any of the other Banks.

         4.18 MATURITY DATE EXTENSION OPTION. The Maturity Date may be extended to the first anniversary of the then applicable Maturity Date, at the sole discretion of each of the Banks, upon receipt from the Company of an Extension Request delivered to the Agent not earlier than ninety (90) days and not later than sixty (60) days prior to the date which is two (2) years prior to the then existing Maturity Date. No extension shall be effective as to any Bank without the approval of all Banks. Approval or disapproval of each such extension shall be in the sole and absolute discretion of each Bank. Each Bank shall notify the Agent and the Company, in writing and within 30 days of receipt of an Extension Request, whether it will extend the Maturity Date. If all Banks approve such extension, the Maturity Date shall be extended to the first anniversary of the then effective Maturity Date. If any Bank elects not to extend the Maturity Date, or does not give notice of its election to extend the Maturity Date on or before the date which is thirty (30) days before the date which is two (2) years prior to the previously applicable Maturity Date, the Maturity Date shall not be extended.


ARTICLE 5:  SECURITY.

         5.1 UNSECURED CREDIT. The Obligations shall be unsecured (except as specified in SECTION 9.2, or as may otherwise now or hereafter be specifically provided for to the contrary).


ARTICLE 6:  CONDITIONS.

         6.1 CONDITIONS TO DISBURSEMENT OF FIRST BORROWINGS. The obligation of the Banks to make the first new disbursement of the Loan Proceeds is subject to the conditions precedent specified in SECTION 11.21.

         6.2 CONDITIONS FOR SUBSEQUENT BORROWINGS OR FOR A REDESIGNATION OF BORROWINGS. The obligation of the Banks to make any subsequent disbursement of Loan Proceeds or redesignation of Borrowing is subject to the following conditions precedent:

              (a) the representations and warranties contained in ARTICLE 7, as of the latest reporting required under this Agreement, shall be correct in all Material respects on and as of the date of the Borrowing, or redesignation thereof, as though made on and as of that date, and no Event of Default or event that could become an Event of Default upon the giving of notice and/or the passage of time shall have occurred and be continuing; and

              (b) the Company shall, at its sole expense, deliver or cause to be delivered to the Agent, in form and substance satisfactory to the Agent, a Request for Borrowing or a Request for Redesignation of Borrowing, as applicable.

         6.3 ANY BORROWING. In addition to any applicable conditions precedent set forth elsewhere in this Article 6, the obligation of the Banks to make any Loan is subject to the conditions precedent that the representations and warranties contained in SECTION 7.2 shall be true and correct in all Material respects on and as of the date of such Loan as though made on and as of that date, and that there shall not have occurred any default which would constitute an Event of Default or which would upon notice or the passage of time constitute an Event of Default.


ARTICLE 7:  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Agent and each Bank that:

         7.1 INCORPORATION, QUALIFICATION, POWERS AND CAPITAL STOCK. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Maryland, is duly qualified to do business as, and is in good standing as, a foreign corporation in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its properties makes such qualifica-tion necessary, and has all requisite power and authority to conduct its business and to own, lease and operate its properties. Without limiting the foregoing, the Company qualifies as, and has elected to be taxed as, a real estate investment trust under the Code. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, nonassessable, and issued in compliance with all applicable state and federal securities and other Laws.

         7.2  EXECUTION, DELIVERY AND PERFORMANCE OF LOAN DOCUMENTS.

              (a) The Company has all requisite power and authority to execute and deliver, and to perform all of its obligations under, the Loan Documents.

              (b) The execution and delivery by the Company of, and the performance by the Company of each of its obligations under, each Loan Document have been duly authorized by all necessary action and do not and will not:

                   (i) require any consent or approval not heretofore obtained of any stockholder, security holder or creditor of the Company or any Subsidiary;

                   (ii) violate any provision of the articles of incorporation or bylaws of the Company or any provision of the articles or certificate of incorporation or organization, bylaws, operating agreement or partnership agreement of any Subsidiary;

                   (iii) result in or require the creation or imposition of any Lien (except to the extent that any Lien is created under this Agreement) upon or with respect to any property now owned or leased or hereafter acquired by the Company or any Subsidiary;

                   (iv) violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company, any Subsidiary or any property owned by the Company or any Subsidiary;

                   (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any Contractual Obligation of the Company or any Subsidiaries.

              (c) The Company and each Subsidiary is not in default under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in SECTIONS 7.2(b)(iv) OR 7.2(b)(v) above, in any respect that (i) is Materially adverse to the interests of the Banks, or that (ii) could Materially impair the ability of the Company to perform its obligations under the Loan Documents, or
    (iii) has a Material adverse effect on the business or financial condition of the Company or any Subsidiary.

              (d) No authorization, consent, approval, order, license, permit or exemption from, or filing, registration or qualification with, or other action by, or notice to any Governmental Authority not heretofore obtained is or will be required under applicable Law to authorize or permit the execution and delivery of, and performance by the Company of all of its obligations under, the Loan Documents.

              (e) Each of the Loan Documents, when executed and delivered, will constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally or equitable principles relating to the granting of specific performance or other equitable remedies as a matter of judicial discretion.

         7.3 COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS. The Company is in compliance with all Requirements of Law and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all filings, registrations or qualifications with, any Governmental Authority that are necessary for the transaction of its business.

         7.4  SUBSIDIARIES.

              (a) EXHIBIT "E" hereto correctly sets forth the names and jurisdictions of incorporation or formation of all present Subsidiaries. Except as described in EXHIBIT "E", the Company does not own any capital stock, membership interest, equity interest or partnership interest in any Person other than the Subsidiaries. All outstanding shares of capital stock, membership interests or partnership interests, as the case may be, of each Subsidiary that are owned by the Company or any Subsidiary are (i) owned of record and beneficially by the Company and/or by one or more Subsidiaries, free and clear of all liens, claims, encumbrances and rights of others, and are
    (ii) duly authorized, validly issued, fully paid, nonassessable, and issued in compliance with all applicable state and federal securities and other Laws. The Company may update EXHIBIT "E" from time to time by sending written notice to the Agent.

              (b) Each Subsidiary is a corporation, partnership or limited liability company duly incorporated, formed or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, formation or organization (as applicable), is duly qualified to do business as, and is in good standing as, a foreign corporation, partnership or limited liability company in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all requisite power and authority to conduct its business and to own and lease its properties.

              (c) Each Subsidiary is in compliance with all Requirements of Law and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all filings, registrations or qualifications with, any Governmental Authority that are necessary for the transaction of its business.

         7.5 AFFILIATED PARTNERSHIPS. There are no Affiliated Partnerships presently in existence which are not Subsidiaries listed on EXHIBIT "E" hereto.

         7.6 FINANCIAL STATEMENTS OF THE COMPANY AND THE SUBSIDIARIES. The Company has furnished to the Banks a copy of the Pan Pacific Retail Properties, Inc. Prospectus dated August 7, 1997, which contains certain financial information of the Company and its Subsidiaries. Such financial information fairly presents the consolidated financial position of the Company and the Subsidiaries as at the dates specified therein and the consolidated results of operations and cash flows for the periods then ended, all in conformity with GAAP applied on a consistent basis.

         7.7 NO MATERIAL ADVERSE CHANGE. There has been no Material adverse change in the condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole, from the financial condition of the Company and the Subsidiaries, taken as a whole, as of August 7, 1997, and the Company and the

Subsidiaries, taken as a whole, do not have any Material liability or, to the best knowledge of the Company, Material contingent liability, not reflected or disclosed in the Prospectus described in SECTION 7.6.

         7.8 TAX LIABILITY. The Company and each Subsidiary have filed all tax returns (federal, state and local) required to be filed by them and have paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any. To the best knowledge of the Company, there does not exist any substantial likelihood that any Governmental Authority will successfully assert a tax deficiency against the Company or any Subsidiary that is Material to the Company and the Subsidiaries, taken as a whole, that has not been adequately reserved against in the financial statements described in
SECTION 7.6. The Company and each Subsidiary has established and is maintaining adequate reserves for tax liabilities, if any, sufficient to comply with GAAP.

         7.9 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting the Company or any Subsidiary, or any property of the Company or any Subsidiary, which, if determined adversely to the Company or the Subsidiary, could have a material adverse effect on the interests of any Bank, or could Materially impair the ability of the Company to perform its obligations under the Loan Documents, or could have a Material adverse effect on the business or financial condition of the Company and the Subsidiaries, taken as a whole.

         7.10 ERISA COMPLIANCE.

              (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

              (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any

    Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in (i) a Material adverse change in, or a Material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Company, or (ii) a Material impairment of the ability of the Company to perform its obligations under the Loan Documents or to avoid any Event of Default. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in (i) a Material adverse change in, or a Material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Company, or (ii) a Material impairment of the ability of the Company to perform its obligations under the Loan Documents or to avoid any Event of Default.

              (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability;
    (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to
    Section 4069 or 4212(c) of ERISA.

         7.11 REGULATIONS U AND X; INVESTMENT COMPANY ACT. Neither the Company nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the meanings of Regulation U of the FRB. No part of the Loan Proceeds will be used to purchase or carry any margin stock, or to extend credit to others for that purpose, or for any purpose that violates the provisions of Regulations U or X of the Board of Governors. Neither the Company nor any Subsidiary is or is required to be registered under the Investment Company Act of 1940.

         7.12 NO DEFAULT. No event has occurred and is continuing that is an Event of Default or that could become an Event of Default upon the giving of notice and/or the passage of time. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all other such defaults, could reasonably be expected to (a) have a Material adverse effect on the business or financial condition of the Company or any Subsidiary, (b) be Materially adverse to the interests of the Banks, or (c) Materially impair the ability of the Company to perform its obligations under the Loan Documents.

         7.13 BORROWING BASE. The sum of the aggregate principal amount outstanding under the Loans PLUS the L/C Obligations does not exceed the Borrowing Base.

         7.14  ENVIRONMENTAL MATTERS.

               (a) Except as specifically disclosed in SCHEDULE 7.14, the on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not ( if enforced in accordance with applicable law) result in liability in excess of $200,000 in the aggregate.

               (b) Except as specifically disclosed in SCHEDULE 7.14, the Company and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("ENVIRONMENTAL PERMITS") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

               (c) Except as specifically disclosed in SCHEDULE 7.14, none of the Company, any of its Subsidiaries or any of their respective present property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

               (d) Except as specifically disclosed in SCHEDULE 7.14, there are no Hazardous Materials or other conditions or circumstances existing with respect to any property of the Company or any Subsidiary, or arising from operations of the Company or any Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and Subsidiaries in excess of $200,000 in the aggregate for any such condition, circumstance or property. In addition, (i) no underground storage tanks exist on any property owned or operated by the Company or any Subsidiary (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Company and Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

         7.15 INSURANCE. The properties of the Company and each Subsidiary is insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates. All such insurance is in compliance with the insurance requirements specified in this Agreement.

         7.16 NO BURDENSOME RESTRICTIONS. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any formation documents or other organizational or charter documents, or any Requirement of Law, which could reasonably be expected to
(a) have a Material adverse affect on the business or financial condition of the Company or any Subsidiary, (b) be Materially adverse to the interests of the Banks, or (c) Materially impair the ability of the Company to perform its obligations under the Loan Documents.

         7.17 FULL DISCLOSURE. None of the representations or warranties made by the Company in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


ARTICLE 8:  COVENANTS OF THE COMPANY.

         As long as any Note remains unpaid or any other Obligation remains outstanding or any Commitment remains in effect:

         8.1 CONSOLIDATED TANGIBLE NET WORTH. The Company shall not permit Consolidated Tangible Net Worth at any time to be less than the sum of
(a) $240,000,000 PLUS (b) 75% of the net proceeds from any equity offerings of the Company after the Company's initial public offering.

         8.2 DEBT SERVICE COVERAGE RATIO. The Company shall not permit, at any time, the ratio of (a) Adjusted EBITDA to (b) Actual Debt Service to be less than 2.0 to 1.0.

         8.3 LEVERAGE RATIO. The Company shall not permit, at any time, the ratio of (a) Total Liabilities to (b) Aggregate Adjusted Current Value to exceed
 .50 to 1.0.

         8.4 SECURED DEBT RATIO. The Company shall not permit, at any time, the ratio of (a) the aggregate amount of Total Liabilities then secured by real property to (b) Aggregate Adjusted Current Value to exceed .35 to 1.0.

         8.5   UNENCUMBERED ASSET RATIOS.

               (a) the Company shall not permit, at any time, the ratio of
    (i) the aggregate amount of the Adjusted Current Values of all Unencumbered Assets to (ii) the aggregate amount of Total Liabilities which are not secured by real property to be less than 2.0 to 1.0.

               (b) Company shall not permit, at any time, the ratio of (i) the aggregate amount of the Adjusted Current Values of all Unencumbered Assets to (ii) Aggregate Adjusted Current Value to be less than .50 to 1.0.

         8.6 PAYMENT OF TAXES AND OTHER POTENTIAL LIENS. The Company shall pay and discharge promptly, and cause each Subsidiary to pay and discharge promptly, all taxes, assessments and governmental charges or levies imposed upon it, upon its property or any part thereof, upon its income or profits or any part thereof, or upon any right or interest of any Bank under or in respect of any Loan Document, EXCEPT that neither the Company nor any Subsidiary shall be required to pay or cause to be paid (a) any income or gross receipts tax generally applicable to banks and imposed on any Bank, or (b) any tax, assessment, charge or levy that is not yet past due, or being actively contested in good faith by appropriate proceedings, as long as the Company or

Subsidiary, as the case may be, has established and maintains adequate reserves for the payment of the same and, by reason of nonpayment, no property of the Company or any Subsidiary is in danger of being lost or forfeited.

         8.7 PRESERVATION OF EXISTENCE. The Company shall preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate or partnership existence, as the case may be, and all licenses, rights, franchises and privileges in the jurisdiction of its incorporation or formation and all authorizations, consents, approvals, orders, licenses, permits or exemptions from, or registrations or qualifications with, any Governmental Authority that are necessary for the transaction of its business, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, to do business as a foreign corporation or partnership in each jurisdiction in which such qualification is necessary in view of its business or the ownership or leasing of its properties.

         8.8 REIT STATUS; NO PROHIBITED TRANSACTIONS. The Company shall at all times elect to be taxed as, and shall take any and all action necessary to qualify as, a real estate investment trust under the Code. The Company shall not suffer or incur in any fiscal year any "net income from prohibited transactions" as defined in Sections 857 and 1221 of the Code, as those sections may be amended from time to time.

         8.9 MAINTENANCE OF PROPERTIES. The Company shall maintain, preserve and protect, and cause each Subsidiary to maintain, preserve and protect, all of its properties in good order and condition, subject to wear and tear in the ordinary course of business and, in the case of unimproved properties, damage caused by the natural elements, and not allow any Subsidiary to suffer or permit any waste of its properties.

         8.10 MAINTENANCE OF INSURANCE. The Company shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by the Company in the absence of 10 days' prior notice to the Agent. All such insurance shall name the Agent as loss payee/mortgagee and as additional insured, for the benefit of the Banks, as their interests may appear. All casualty and key man insurance maintained by the Company shall name the Agent as loss payee and all liability insurance shall name the Agent as additional insured for the benefit of the Banks, as their interests may appear. Upon request of the Agent or any Bank, the Company shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of the chief financial officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section (and which, in the case of a certificate of a broker, were placed through such broker).

         8.11 MERGERS. The Company shall not merge or consolidate, or permit any Subsidiary to merge or consolidate, with or into any Person, except that any Subsidiary existing on the date hereof may merge into the Company (provided that the surviving entity is the Company) or into any other Subsidiary; provided that if the transaction involves a merger of a Subsidiary and wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving corporation; and provided further that no Subsidiary who is a Guarantor at the time of the proposed merger shall merge with or into a non-guarantying Subsidiary.

         8.12 BOOKS AND RECORDS. The Company shall maintain, and cause each Subsidiary to maintain, full and complete books of account and other records reflecting the results of its operations in conformity with GAAP applied on a consistent basis and all applicable requirements of any Governmental Authority having jurisdiction over the Company or any Subsidiary or any business or properties of the Company or any Subsidiary.

         8.13 INSPECTION RIGHTS. At any time during regular business hours and at any other reasonable time, and as often as requested, the Company shall permit, and cause each Subsidiary to permit, each Bank or any employee, agent or representative thereof to inspect and make copies and abstracts from the records and books of account of, and to visit and inspect the properties of, the Company and any Subsidiary, and to discuss any affairs, finances and accounts of the Company and any Subsidiary with any of their respective officers or directors.

         8.14 REPORTING REQUIREMENTS. The Company shall cause to be delivered to the Agent, in form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

               (a) As soon as available and in any event within 45 days after the end of each calendar quarter, unaudited consolidated balance sheets, statements of income, retained earnings and cash flows of the Company and the Subsidiaries for such period, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or the treasurer of the Company. Additionally, the Company shall deliver with the unaudited consolidated balance sheets a schedule which shall reconcile the amounts used to calculate the covenants pursuant to SECTIONS 8.1, 8.2, 8.3, 8.4, 8.5, 8.20(d), 8.24 and 8.28 to such unaudited consolidated balance sheet.

               (b) As soon as available and in any event within 120 days after the end of each calendar year, a consolidated balance sheet of the Company and the Subsidiaries as of the end of the calendar year most recently ended and consolidated statements of income, retained earnings and cash flows of the Company and the Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, audited by and with the unqualified opinion of an independent certified public accountants of nationally recognized standing selected by the Company and acceptable to the Majority Banks.

               (c) Within five (5) days of the sending or filing thereof, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Company, and copies of all annual, regular, periodic and special filings, reports and registration statements which the Company or any of its Subsidiaries may file or be required to file with the Securities Exchange Commission or any similar or corresponding Governmental Agency, with any securities exchange or other national market trading system, or with the National Association of Securities Dealers, including Forms 8K, 10-K, 10-Q, 126-25 and NASD report no. 10b-17.

               (d) At the time of the delivery of the financial statements described in (a) and (b) above, a certificate of the chief financial officer or the treasurer of the Company stating that no event exists that is, or with the giving of notice and/or the passage of time would be, an Event of Default, or if such an event exists, stating the nature thereof and the action that the Company proposes to take with respect thereto.

               (e) As soon as available and in any event within 30 days after the end of each calendar quarter, a rent roll, tenant sales performance data (to the extent provided by tenants to the Company) and a leasing activity summary covering such quarter for each of the Assets in the Borrowing Base Properties Pool.

               (f) As soon as practicable, and in any event within 30 days after the end of each calendar quarter, a report covering each of the Assets and each of the real estate assets owned by one or more Subsidiaries showing the actual operating results of each Asset and each such other real estate asset for the calendar quarter most recently ended, duly certified by the chief financial office of the Company.

               (g) Within 45 days after the end of each calendar quarter, a certificate of the Company's chief financial officer or treasurer, together with such backup information as the Agent may reasonably require, demonstrating in reasonable detail that the Company was in compliance during the applicable period with the covenants set forth in SECTIONS 8.1, 8.2, 8.3, 8.4, 8.5, 8.20(d), 8.24 and 8.28.

               (h) As soon as practicable, and in any event within 60 days after the end of each fiscal year, projections of cash flow for the Company for the next succeeding three-year period.

               (i) Such other information about the business, assets, operation or condition, financial or otherwise, of the Company or any Subsidiary, as each Bank may reasonably request from time to time.

         8.15  NOTICES.  The Company shall promptly notify the Agent and each
Bank:

               (a) of the occurrence of any Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become an Event of Default (and in each case such notice shall include the action that the Company proposes to take with respect thereto);

               (b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the Company or any Subsidiaries that is Materially adverse to the interests of the Banks, or that could Materially impair the ability of the Company to perform its obligations under the Loan Documents, or that has a Material adverse effect on the business or financial condition of the Company or any Subsidiary, and
    (ii) any dispute, litigation,
    investigation, proceeding or suspension which may exist at any time between the Company or any Subsidiaries and any Governmental Authority;

               (c) of the commencement of, or any Material development in, any litigation or proceeding affecting the Company or any Subsidiary (i) in which the amount of damages claimed is $1,000,000 or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to be Materially adverse to the interests of the Banks, to Materially impair the ability of the Company to perform its obligations under the Loan Documents, or to have a Material adverse effect on the business or financial condition of the Company or any Subsidiary, or
    (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

               (d) upon, but in no event later than 10 days after, becoming aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company or any Subsidiary or any of their respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

               (e) of any other litigation or proceeding affecting the Company or any Subsidiaries which the Company would be required to report to the Securities Exchange Commission pursuant to the Exchange Act, within four days after reporting the same to the Securities Exchange Commission;

               (f) of any of the following events affecting the Company, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company with respect to such event:

                   (i)  an ERISA Event;

                   (ii) if any of the representations and warranties in
         SECTION 7.10 ceases to be true and correct;

                   (iii) the adoption of any new Pension Plan or other Plan subject to Section 412 of the Code;

                   (iv) the adoption of any amendment to a Pension Plan or other Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; or

                   (v) the commencement of contributions to any Pension Plan or other Plan subject to Section 412 of the Code; and

               (g) of any material change in accounting policies or financial reporting practices by the Company or any Subsidiaries.

         Each notice under this Section shall be accompanied by a written statement by the Company's chief financial officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection (a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

         8.16  [Intentionally Deleted.]

         8.17 LIENS. The Company shall not create, incur, assume or allow to exist (or, with respect to the Tanasbourne Asset, permit Tanasbourne to create, incur, assume or allow to exist) any Lien of any nature upon or with respect to any Asset in the Borrowing Base Properties Pool, except the following permissible Liens:

               (a) Liens for taxes, assessments or governmental charges or levies to the extent that neither the Company nor any Subsidiary is required to pay the amount secured thereby under SECTION 8.6; and

               (b) Liens imposed by law, such as carrier's, warehouseman's, mechanic's, materialman's and other similar Liens, arising in the ordinary course of business in respect of obligations that are not overdue or are being actively contested in good faith by appropriate proceedings, as long as the Company or Subsidiary, as the case may be, has established and maintains adequate reserves for the payment of the same and, by reason of nonpayment, no property of the Company or any Subsidiary is in danger of being lost or forfeited.

         8.18 NO OTHER NEGATIVE PLEDGE. The Company shall not covenant or otherwise agree with any Person (other than the Banks and Agent pursuant to this Agreement), whether in connection with obtaining or modifying credit accommodations from such Person, or incurring other Indebtedness, or otherwise, to keep its Unencumbered Assets free of any or all Liens.

         8.19 PREPAYMENT OF INDEBTEDNESS. If an Event of Default has occurred and is continuing or an acceleration of the Obligations has occurred, the Company shall not prepay the principal amount, in whole or in part, of any Indebtedness other than (a) Obligations owed to each Bank hereunder or under some other agreement between the Company and such Bank, and (b) Indebtedness which ranks pari passu with the Obligations and which is or becomes due and owing whether by reason of acceleration or otherwise.

         8.20 LOANS AND INVESTMENTS. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest or any obligations or securities of, or any interest in, any Person, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person, including any Affiliate, except for:

               (a) investments in cash equivalents;

               (b) Extensions of credit by the Company, in the ordinary course of business and at market terms, to any of its wholly-owned Subsidiaries or by any of its wholly-owned Subsidiaries to another of its wholly-owned Subsidiaries;

               (c) Extensions of credit by the Company to tenants leasing space within the Assets for the build out of tenant improvements within the Assets, provided that the aggregate amount of all such extensions of credit (outstanding plus committed) shall not at any time exceed $1,000,000; or

               (d) investments in Persons, provided that (i) any such investment is undertaken in accordance with all Requirements of Law;
    (ii) the Company's (or a Subsidiary's) percentage ownership interest in such Person after such investment will not cause such Person to become a Subsidiary; and

    (iii) the aggregate amount of all such Investments shall not at any time exceed an amount equal to 15% of the Aggregate Adjusted Current Value; or

               (e) investments in existing partnerships which the Company, as of the date hereof, is a partner (as reflected in SCHEDULE 8.20(e) hereof).

         8.21  COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS.

               (a) The Company shall comply, and cause each Subsidiary to comply, with all Requirements of Law and orders of any Governmental Authority.

               (b) The Company shall comply, and cause each Subsidiary (to the extent they are so engaged) to comply, with all Requirements of Law relating to the development, management and operation of each of its real estate assets, and shall obtain, and cause each Subsidiary (to the extent they are so engaged) to obtain, all necessary authorizations, consents, approvals, licenses and permits of any Governmental Authority with respect thereto.

         8.22 CHANGE IN NATURE OF BUSINESS. The Company shall not make, or permit any Subsidiary to make, any change in the nature of its or their respective businesses as carried on at the date hereof that is Material to the Company and Subsidiaries, taken as a whole, which has not been consented to by the Majority Banks in writing.

         8.23 COMPLIANCE WITH ERISA. The Company shall , and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code. In addition, the Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $500,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.24 DIVIDENDS. The Company shall not declare or pay any dividend on any of its capital stock now or hereafter outstanding which exceeds the LESSER of

(a) 100% of the Funds From Operations for the calendar quarter in which such dividend is paid, and (b) 95% of the average quarterly Funds From Operations (calculated based upon the current calendar quarter and the immediately preceding three calendar quarters. Notwithstanding the foregoing, the Company may pay dividends that exceed the foregoing limitation to the extent (but only to the extent) that the payment of such dividends is necessary to maintain its status as a real estate investment trust under the Code.

         8.25 DISPOSITION OF PROPERTIES. The Company shall not, and shall not permit the Subsidiaries to, sell, assign, exchange, transfer, lease or otherwise dispose of any of their respective properties (whether real or personal), other than properties sold, assigned, exchanged, transferred, leased or otherwise disposed of for fair value and in the ordinary course of business.

         8.26 MANAGEMENT; OWNERSHIP. The Company shall at all times, unless the Majority Banks otherwise agree, maintain Stuart Tanz as president and chief executive officer of the Company.

         8.27 COMPLIANCE WITH AVAILABILITY LIMITS. The Company shall not permit the aggregate outstanding principal amount of the Loans PLUS the L/C Obligations to exceed the LESSER of (a) the Total Aggregate Commitment, or
(b) the Borrowing Base.

         8.28 DEVELOPMENT LIMITATION. The Company and its Subsidiaries shall not commit to, commence or continue construction of any improvements (excluding normal repair or rehabilitation work on currently owned properties) on any undeveloped or partially developed property of the Company or any of its Subsidiaries, if the cost to complete such construction, together with the aggregate cost to complete construction of all other improvements to be constructed on undeveloped or partially developed property of the Company or any of its Subsidiaries, would exceed 10% of the Aggregate Adjusted Current Value.

         8.29  ENVIRONMENTAL LAWS.

               (a) The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

               (b) Upon the written request of the Agent or any Bank, the

    Company shall submit and cause each of its Subsidiaries to submit, to the Agent with sufficient copies for each Bank, at the Company's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to
    SECTION 8.15(d), that could, individually or in the aggregate, result in liability in excess of $50,000.

         8.30 USE OF PROCEEDS. The Company shall use the proceeds of the Loans for working capital purposes not in contravention of any Laws or of any Loan Document. Without limiting the foregoing, the Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry "margin stock" as such term is defined in Regulation G, T, U or X of the FRB, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry margin stock, (iii) to extend credit for the purpose of purchasing or carrying any margin stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         8.31 TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

         8.32 ACCOUNTING CHANGES. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.


ARTICLE 9:  EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT.

         9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) failure to pay within 5 days after the date when due the principal of each Note or any portion thereof or any interest thereon; or

               (b) failure to pay any fee or any other amount payable by the Company or any Subsidiary under the Loan Documents within 15 days after the date when due; or

               (c) failure to perform or observe any other term, covenant or agreement contained in any Loan Document on the Company's or any Subsidiary's part to be performed or observed, and such failure shall continue uncured for a period of thirty (30) days following notice from the Agent to the Company (PROVIDED, HOWEVER, that the cure period specified in this subparagraph (c) shall not be applicable to any of the other Events of Default set forth in the other subparagraphs of this Section 9.1, or with respect to the failure to perform any covenants set forth in Sections 8.10 or 8.11, or with respect to any other provisions of any of the other Loan Documents as to which a cure period is specifically stated); or

               (d) any representation or warranty in any Loan Document or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any Loan Document proves to have been incorrect when made in any respect that is materially adverse to the interests of any Bank under the Loan Documents; or

               (e) the occurrence of any default under any other agreement between the Company and any Bank, including without limitation, the failure to pay when due (or within any stated grace period) the principal or any principal installment of, or any interest, on any present or future indebtedness for borrowed money owed by the Company to any Bank; or

               (f) the Company, any Subsidiary or any Guarantor is dissolved or liquidated or all or substantially all of the assets of the Company are sold or otherwise transferred or encumbered without the prior written consent of each Bank; or

               (g) the Company, any Subsidiary or any Guarantor is the subject of an order for relief by any bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of the Company, Subsidiary or Guarantor and the appointment continues undischarged or unstayed for 60 days; or institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its property under the laws of any jurisdiction; or any similar proceeding is instituted without the consent of the Company, Subsidiary or Guarantor and continues undismissed or unstayed for 45 days; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any part of the property of the Company, any Subsidiary or any Guarantor and is not released, vacated or fully bonded within 45 days after its issue or levy; or

               (h) the Majority Banks have reasonably determined that a Material adverse change has occurred since the date hereof in the operations, business or financial condition of the Company and the Subsidiaries taken as a whole, and 30 calendar days have elapsed since the date that notice of such determination is given to the Company; or

               (i) the Company, any Subsidiary or any Guarantor shall
    (i) fail to pay any indebtedness to any other Person or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or (ii) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument relating to any such indebtedness, when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

               (j) any Guarantor shall reject or disaffirm its Guaranty, or otherwise notify the Agent that it does not intend the Guaranty or its liability thereunder to apply to any one or more future Borrowings or other Obligations; or

               (k) (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension

    Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $500,000; or (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $500,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $500,000; or

               (l) any Borrowing Base Certificate proves to have been incorrect in any Material respect when delivered to the Agent.

         9.2 REMEDIES. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks,

               (a) declare the Commitment of each Bank to make Loans to be terminated, whereupon such Commitments shall be terminated;

               (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

               (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

    PROVIDED, HOWEVER, that upon the occurrence of any event specified in subsection (g) of SECTION 9.1, the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank. Upon the occurrence of any Event of Default, the Company shall immediately pay to Agent, for the benefit of the Banks, an amount (the "L/C OBLIGATIONS AMOUNT") equal to the aggregate outstanding L/C Obligations; and upon written receipt of the payment of the L/C Obligations Amount, the Agent shall deposit such funds in an interest-bearing cash account (the "CASH ACCOUNT") in the name of the Company maintained with the Agent as to which the Company shall have NO right of withdrawal except as provided below. The Company hereby irrevocably authorizes and directs the Agent to apply amounts on deposit in the

    Cash Account against draws on the outstanding Letters of Credit as such draws are made. The Agent shall have, and is hereby granted, a security interest in the Cash Account and all funds therein, to secure all Obligations owing to the Agent and the Banks by the Company. Upon expiration of all Letters of Credit and payment in full of all draws thereunder and all outstanding Loans and other Obligations, the amounts then on deposit in the Cash Account and any interest accrued thereon shall then be returned to the Company (to the extent any funds remain in the Cash Account after application of such funds as provided above.)

         9.3 RIGHTS NOT EXCLUSIVE. The rights and remedies of the Agent and Banks provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


ARTICLE 10:  THE AGENT.

         10.1 APPOINTMENT AND AUTHORIZATION. Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action in its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         10.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.3  LIABILITY OF AGENT.  None of the Agent-Related Persons shall:

               (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan

    Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or

               (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder.

No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         10.4  RELIANCE BY AGENT.

               (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of each Bank as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of each Bank and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

               (b) For purposes of determining compliance with the conditions specified in SECTION 6.1 and SECTION 11.21, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         10.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such default or Event of Default as may be requested by the Majority Banks in accordance with Article 9; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default as it shall deem advisable or in the best interest of the Banks.

         10.6 CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         10.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligations of the Company to do so), pro rata, from and against any and all liabilities covered by any indemnification hereunder; PROVIDED, HOWEVER, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         10.8 AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. Each Bank acknowledges that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to it. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

         10.9 SUCCESSOR AGENT. The Agent may resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks upon the written consent of the Company and the Banks (which consents shall not be unreasonably withheld). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint a successor agent from among the Banks upon the written consent of the Company and the Banks (which consents shall not be unreasonably withheld). Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above. If BofA reduces its Commitment to zero dollars hereunder (and a percentage obligation of zero), or BofA dissolves, liquidates, or ceases doing business (it being understood that a merger would not constitute dissolution, liquidation or cessation of business), the Majority Banks may require BofA to discontinue acting as Agent hereunder, and the Majority Banks may appoint a new Agent.

         10.10 WITHHOLDING TAX.

               (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the
    Agent:

                   (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                   (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

                   (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

               Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

               (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank in accordance with SECTION 11.6, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

               (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank in accordance with SECTION 11.6, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

               (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

               (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         10.11  COLLATERAL MATTERS.

               (a) [Intentionally Deleted.]

               (b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document;
    (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by all the Banks. Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of collateral.

               (c) Each Bank agrees with and in favor of each other (which agreement shall not be for the benefit of the Company or any Subsidiary) that the Company's obligation to such Bank under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Bank.

         10.12 PERFORMANCE BY THE AGENT. In the event that the Company shall default in or fail to perform any of its obligations under the Loan Documents, which default is not cured within any applicable cure period, the Agent shall have the right, but not the duty, without limitation upon any of the Agent's or the Banks' rights pursuant thereto, to perform the same, and the Company agrees to pay to the Agent within five (5) Banking Days after demand, all reasonable costs and expenses incurred by the Agent in connection therewith, including without limitation reasonable Attorney Costs, together with interest thereon from the date which is 5 Banking Days after demand until paid at a rate per annum equal to the Reference Rate PLUS 3%.

         10.13 ACTIONS. The Agent shall have the right to commence, appear in, and defend any action or proceeding purporting to affect the rights or duties of the Banks hereunder or the payment of any funds, and in connection therewith the Agent may pay necessary expenses, employ counsel, and pay Attorney Costs. The Company agrees to pay to the Agent, within 5 Banking Days after demand, all reasonable costs and expenses incurred by the Agent in connection therewith, including without limitation reasonable Attorney Costs, together with interest thereon from the date which is 5 Banking Days after demand until paid at a rate per annum equal to the Reference Rate PLUS 3%.

         10.14 CO-AGENT. Notwithstanding anything contained herein which may be construed to the contrary, the Co-Agent shall not exercise any of the rights or have any of the responsibilities of the Agent hereunder, or any other rights or responsibilities other than its rights and responsibilities as a Bank hereunder.


ARTICLE 11:  MISCELLANEOUS.

         11.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver of consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

               (a) increase or extend the Commitment of any Bank, unless such Bank has consented thereto in writing;

               (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

               (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

               (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

               (e) amend the definitions of Borrowing Base or Majority Banks, or amend SECTIONS 3.5 or 3.6;

               (f) amend this Section or any provision herein providing for consent or other action by all Banks;

               (g) discharge any Guarantor, or release any Material portion of any collateral except where the consent of the Majority Banks only is specifically provided for; or

               (h) amend, or perform any act pursuant to, any provision herein expressly requiring the consent of each Bank;

and, PROVIDED FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document. Each Bank shall bear its Pro Rata Share of all costs and expenses incurred in any amendment, waiver or consent pursuant to this Agreement.

         11.2 COSTS, EXPENSES AND TAXES. The Company shall pay on demand the reasonable costs and expenses of the Agent and the Banks in connection with the negotiation, preparation, execution, delivery, administration, amendment, waiver and enforcement of the Loan Documents and any matter related thereto and any litigation or dispute with respect thereto (including any bankruptcy or similar proceedings), including without limitation Attorney Costs; PROVIDED, HOWEVER, the Company shall not be liable for any expenses of any Bank other than BofA (for itself and as Agent) in connection with the negotiation and preparation of the Loan Documents (PROVIDED FURTHER, that the immediately preceding proviso shall not be deemed to limit the right of each Bank to payment from the Company of all reasonable costs and expenses incurred by each Bank as aforesaid in connection with any and all future administration, amendments, waivers, enforcement actions, litigation, negotiations and other actions or matters other than assignments or participations with respect to which the only amounts payable shall be the processing fee owing pursuant to SECTION 11.6(a) relating to the Loans and Loan Documents). Any amount payable to the Agent and the Banks under this SECTION 11.2 shall, from the date of demand for payment, and any other amount payable to the Agent under the Loan Documents which is not paid when due or within any applicable grace period shall, thereafter, bear interest at the rate in effect under each Note with respect to Reference Rate Borrowings.

         11.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         11.4 PAYMENTS SET ASIDE. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar proceeding relating to or affecting creditors' rights generally or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Agent.

         11.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank, and no Bank may assign or transfer any of its rights or obligations under this Agreement except in accordance with
SECTION 11.6.

         11.6  ASSIGNMENTS, PARTICIPATIONS, ETC.

               (a) Any Bank may, with the written consent of (i) the Company at all times other than during the existence of an Event of Default (which consent shall not be unreasonably withheld) and (ii) the Agent (which consent shall not be unreasonably withheld), at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an affiliate of such Bank) which have not been a party to any Material litigation with the Agent or the Company (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in an initial minimum amount of $10,000,000 and in minimum amounts of $1,000,000 after the first assignment; PROVIDED, HOWEVER, that (A) each Bank (including each Eligible Assignee) must retain a Commitment of not less than $15,000,000 after giving effect to such assignment (unless such assignor Bank transfers and assigns ALL of its Commitment hereunder), and (B) the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (1) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (2) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of EXHIBIT "G" ("ASSIGNMENT AND ACCEPTANCE") together with any Note or Notes subject to such assignment and (3) the assignor Bank has paid to the Agent a processing fee in the amount of $3,000. All costs and expenses incurred by an assigning Bank in such assignment shall be borne by such Bank.

               (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to and received the consent of the Company with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the

    Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

               (c) Within five Banking Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee (and provided that it consents to such assignment in accordance with SECTION 11.6(a)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank PRO TANTO.

               (d) Any Bank may, with the written consent (which consent shall not be required if the participation is to an affiliate of the Bank) of (i) the Company at all times other than during the existence of an Event of Default (which consent shall not be unreasonably withheld) and (ii) the Agent (which consent shall not be unreasonably withheld), at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "ORIGINATING BANK") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (A) the originating Bank's obligations under this Agreement shall remain unchanged, (B) the originating Bank shall remain solely responsible for the performance of such obligations, (C) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (D) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the FIRST PROVISO to SECTION 11.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 4.5, 4.7, 4.8 and 11.12 as though it were also a Bank hereunder, and, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

               (e) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on such Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; PROVIDED, HOWEVER, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party;
    (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder, and (H) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company is party or is deemed party with such Bank.

               (f) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable Law.

         11.7 SET-OFF. Subject to SECTION 3.8 and in addition to any rights and remedies of the Banks provided by Law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding the Company's customer trust accounts) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to the Banks, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

         11.8 AUTOMATIC DEBITS. With respect to any principal or interest payment, commitment fee or usage fee, or any other cost or expense (including Attorney Costs), due and payable to the Agent or the Banks under the Loan Documents, the Company hereby irrevocably authorizes and directs the Agent to debit any deposit account of the Company with the Agent (as one of the Banks) in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such payment, fee, or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the payment, fee, other cost or expense then due, such debits will be reversed (in whole or in part, in the Agent's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

         11.9 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         11.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained herein or in any certificate or other writing delivered by or on behalf of the Company pursuant to any Loan Document will survive the making and repayment of the Loan and the execution and delivery of each Note, and have been or will be relied upon by each Bank, notwithstanding any investigation made by such Bank or on its behalf.

         11.11 NOTICES.  Except as otherwise provided herein or in each Note:

               (a) all notices, requests, demands, directions and other communications provided for hereunder and under each Note must be in writing and must be mailed, telecopied, delivered or sent by telex or cable to the appropriate party at the address set forth on the signature pages of this Agreement or, as to any party, at any other address as may be designated by it in a written notice sent to the other party in accordance with this SECTION 11.11, and

               (b) if any notice, request, demand, direction or other communication is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mails with first class or airmail postage prepaid; if given by telecopier, when receipt is confirmed by the recipient; if given by cable, when delivered to the telegraph company with charges prepaid; if given by telex, when sent; or if given by personal delivery, when delivered.

         11.12 INDEMNITY BY THE COMPANY. The Company agrees to indemnify, save and hold harmless each Bank, the Agent and their directors, officers, agents, attorneys and employees (collectively the "INDEMNITEES") from and against (a) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that the Person has or asserts against the Company or any officer, director or shareholder of the Company, and (b) any and all liabilities, losses, costs or expenses (including Attorney Costs) that any indemnitee suffers or incurs as a result of the assertion of any such claim, demand, action or cause of action.

         11.13 INTEGRATION AND SEVERABILITY.  This Agreement and the other
Loan Documents comprise the complete and integrated agreement of the parties on the subject matter hereof and supersede all prior agreements, written or oral, on the subject matter hereof. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of the Loan Documents are declared to be severable.

         11.14 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         11.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their successors and permitted assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         11.16 SECTION HEADINGS. Section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

         11.17 FURTHER ACTS BY THE COMPANY. The Company agrees, at its own expense, to do such acts and execute and deliver such documents as any Bank from time to time reasonably requires for the purpose of carrying out the intention or facilitating the performance of the terms hereof.

         11.18 TIME OF THE ESSENCE.  Time is of the essence of the Loan
Documents.

         11.19 GOVERNING LAW. The Loan Documents shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without regard to the conflict of law provisions thereof.

         11.20 REFERENCE AND ARBITRATION.

               (a) In any judicial action between or among the parties, including any action or cause of action arising out of or relating to this Agreement or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 ET SEQ. The parties shall designate to the court a referee or referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure
    Sections 644 and 645.

               (b) Any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

               (c) No provision of this SECTION 11.20 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

         11.21 EFFECTIVENESS OF THIS AGREEMENT. Notwithstanding anything contained herein to the contrary, the effectiveness of this Agreement and the Banks' and the Agent's obligations hereunder are expressly conditioned upon satisfaction of all of the following conditions precedent (any one or more of which the Banks may waive in their sole discretion):

               (a) The Agent shall have received the following original executed documents (in form and substance satisfactory to the Agent and legal counsel for the Agent in sufficient number for the Agent and each
    Bank):

                   (i)   this Agreement;

                   (ii)  each Note;

                   (iii) the Guaranty (if any);

                   (iv)  the Opinion of Counsel;

                   (v) a certified copy of resolutions of the board of directors of the Company authorizing the execution of the Loan Documents, together with an incumbency certificate executed by the corporate secretary of the Company;

                   (vi) a certified copy of resolutions of the board of directors of each Guarantor (if any) authorizing the execution of the Guaranty, together with an incumbency certificate executed by the corporate secretary of each Guarantor (if any); and

                   (vii) such other agreements, instruments and documents as any Bank shall reasonably request.

               (b) The Agent shall have received evidence satisfactory to the Agent and legal counsel to the Agent that the Company has been duly incorporated, validly exists and is in good standing under the laws of the State of Maryland, is duly qualified to do business as, and is in good standing as, a foreign corporation in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all requisite power and authority to conduct its business and to own and lease its properties.

               (c) The Agent shall have received evidence satisfactory to the

    Agent that the Company received at least $120,000,000 in net proceeds from its initial public offering.

         Following the date that this Agreement becomes effective, and subject to the satisfaction (or waiver by Agent in its sole discretion) of all applicable conditions to advances hereunder, the Company authorizes and directs each of the Banks to disburse sufficient funds under this Agreement to the Agent to pay all sums owing under the BofA loan agreements and credit facilities described in SCHEDULE 11.21 attached hereto (the "EXISTING PAN PACIFIC/BofA CREDIT FACILITIES") (each Bank in accordance with such Bank's Pro Rata Share), to the extent the Company has not already paid all such Existing Pan Pacific/BofA Credit Facilities. Until all sums owing to BofA under all Existing Pan Pacific/BofA Credit Facilities have been repaid in full, the Company may not request or use any Loans hereunder for any other purpose. Following the date this Agreement becomes effective, the borrowers under each of the Existing Pan Pacific/BofA Credit Facilities shall have no further right to borrow any additional sums under any of the Existing Pan Pacific/BofA Credit Facilities.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  THE COMPANY:

                                  PAN PACIFIC RETAIL PROPERTIES, INC., A
                                  MARYLAND CORPORATION


                                  By:
                                       ------------------------------------
                                       Stuart A. Tanz, Director Chairman, Chief
                                       Executive Officer and President



                                  By:
                                       ------------------------------------
                                       David L. Adlard, Executive Vice
                                       President and Chief Financial Officer

                                  Address for notices:

                                  Pan Pacific Retail Properties, Inc.

                                  1631-B South Melrose Drive
                                  Vista, California 92083
                                  Attention:  Mr. Stuart Tanz
                                  Telephone:  (619) 727-1002
                                  Telecopier:  (619) 727-1430


                                  THE BANKS:

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, A NATIONAL BANKING ASSOCIATION


                                  By:
                                       ------------------------------------
                                       Russell A. Ruhnke, Vice President

                                  Address for Notices:

                                  Bank of America National
                                  Trust and Savings Association
                                  CRESG - San Diego Unit #1328
                                  450 B Street, Suite 680
                                  San Diego, California 92101
                                  Attention:     Mr. Russell A. Ruhnke or
                                                 Mr. Ron Montoro
                                  Telephone:     (619) 515-5913
                                  Telecopier:    (619) 515-5917

                                  LIBOR LENDING OFFICE:
                                  Bank of America National
                                  Trust and Savings Association
                                  5 Park Plaza, Suite 500
                                  Irvine, California 92614-8525
                                  Attention:     Ms. Kathryn Oliver
                                  Telephone:     (714) 260-5864
                                  Telecopier:    (714) 260-5644

                                  U.S. BANK NATIONAL ASSOCIATION, (FKA: FIRST
                                  BANK NATIONAL ASSOCIATION)


                                  By:
                                       ------------------------------------
                                       Peter M. Brockelman, Assistant Vice
                                       President

                                  Address for Notices:

                                  U.S. Bank National Association, (FKA: First
                                  Bank National Association)
                                  601 Second Avenue South
                                  Minneapolis, Minnesota 55402
                                  Attention:     Peter M. Brockelman
                                  Telephone:     (612) 973-1158
                                  Telecopier:    (612) 973-0830

                                  LIBOR LENDING OFFICE:
                                  U.S. Bank National Association, (FKA: First
                                  Bank National Association)
                                  601 Second Avenue South
                                  Minneapolis, Minnesota 55402
                                  Attention:     Greg Fiedorow
                                  Telephone:     (612) 973-1158
                                  Telecopier:    (612) 973-0830


                                  KEYBANK NATIONAL ASSOCIATION


                                  By:
                                       ------------------------------------
                                       Laird Fairchild, Assistant Vice
                                       President

                                  Address for Notices:

                                  KeyBank National Association
                                  127 Public Square
                                  OH-01-27-0603

                                  Cleveland, Ohio 44114
                                  Attention:     Laird Fairchild
                                  Telephone:     (216) 689-4998
                                  Telecopier:    (216) 689-4997

                                  LIBOR LENDING OFFICE:
                                  KeyBank National Association
                                  127 Public Square
                                  OH-01-27-0603
                                  Cleveland, Ohio 44114
                                  Attention:     Julie Lewis
                                  Telephone:     (216) 689-0219
                                  Telecopier:    (216) 689-3566


                                  THE BANK OF NOVA SCOTIA


                                  By:
                                       ------------------------------------
                                       Bruce Ganong, Relationship Manager


                                  Address for Notices:

                                  The Bank of Nova Scotia
                                  580 California Street, 21st Floor
                                  San Francisco, California 94119
                                  Attention:     Bruce Ganong
                                  Telephone:     (415) 986-1100
                                  Telecopier:    (415) 397-0791


                                  LIBOR LENDING OFFICE:
                                  The Bank of Nova Scotia
                                  600 Peachtree Street N.E., Suite 2700
                                  Atlanta, Georgia 30308
                                  Attention:     Marianne Veiker
                                  Telephone:     (404) 877-1525
                                  Telecopier:    (404) 888-8998

                                  SIGNET BANK


                                  By:
                                       ------------------------------------
                                       Barry Cooper, Vice President

                                  Address for Notices:

                                  Signet Bank
                                  7799 Leesburg Pike, Suite 400
                                  Falls Church, Virginia 22043
                                  Attention:     Barry Cooper
                                  Telephone:     (703) 714-5024
                                  Telecopier:    (703) 506-0284

                                  LIBOR LENDING OFFICE:
                                  Signet Bank
                                  7799 Leesburg Pike, Suite 400
                                  Falls Church, Virginia 22043
                                  Attention:     Rebecca Kelly
                                  Telephone:     (703) 714-5024
                                  Telecopier:    (703) 506-0284

                                  SANWA BANK CALIFORNIA, A CALIFORNIA
                                  CORPORATION


                                  By:
                                       ------------------------------------
                                       Michael P. White, Vice President

                                  Address for Notices:

                                  Sanwa Bank California
                                  401 MacArthur Boulevard, Suite 100
                                  Newport Beach, California 92660
                                  Attention:     Michael P. White
                                  Telephone:     (714) 622-6020
                                  Telecopier:    (714) 652-1510

                                  LIBOR LENDING OFFICE:

                                  Sanwa Bank California
                                  401 MacArthur Boulevard, Suite 100
                                  Newport Beach, California  92660
                                  Attention:     Betty Myers
                                  Telephone:     (714) 622-6020
                                  Telecopier:    (714) 652-1510


                                  THE AGENT:

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION, A NATIONAL BANKING ASSOCIATION


                                  By:
                                       ------------------------------------
                                       Russell A. Ruhnke, Vice President


                                  Address for Notices:
                                  (Agent's Payment Office)

                                  Bank of America National
                                  Trust and Savings Association
                                  5 Park Plaza, Suite 500
                                  Irvine, California  92614-8525
                                  Attention:     Ms. Kathryn Oliver
                                  Telephone:  (714) 260-5864
                                  Telecopier:  (714) 260-5644

                                     EXHIBIT "A"

                                         NOTE


$_________________                                               August 13, 1998
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of ____________________ _______________________________________________ ("Bank")
the principal amount of _________________________________ AND NO/100 DOLLARS
($___________), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent


                                 EXHIBIT "A"-- Page 1
permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                                       "Company"

                                       PAN PACIFIC RETAIL PROPERTIES, INC., a
                                       Maryland corporation


                                       By:
                                            ----------------------------------


                                            ----------------------------------
                                                 [Printed Name and Title]


                                       By:
                                            ----------------------------------


                                            ----------------------------------
                                                 [Printed Name and Title]


                                 EXHIBIT "A"-- Page 2

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)

     BANK        AMOUNT OF           AMOUNT OF         UNPAID   NOTATION DATE
               ADVANCE OR OF     PRINCIPAL PAID OR    PRINCIPAL  AND MADE BY
               REDESIGNATION     REDESIGNATED INTO     BALANCE
               FROM ANOTHER       ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING

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                                EXHIBIT "A" -- Page 3

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)

     BANK        AMOUNT OF           AMOUNT OF         UNPAID   NOTATION DATE
               ADVANCE OR OF     PRINCIPAL PAID OR    PRINCIPAL  AND MADE BY
               REDESIGNATION     REDESIGNATED INTO     BALANCE
               FROM ANOTHER       ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING

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                                EXHIBIT "B" -- Page 1

                                     EXHIBIT "B"

                              BORROWING BASE CERTIFICATE


         The undersigned, being the duly elected chief financial officer of Pan Pacific Retail Properties, Inc., a Maryland corporation, hereby certifies that the following is a true and correct calculation of the Borrowing Base as of _____________, 199__:




                      [AGENT TO PROVIDE FORM OF CALCULATION AND
                              SCHEDULES IT WOULD DESIRE]




                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                                EXHIBIT "B" -- Page 2

                                    EXHIBIT "C-1"

                                REQUEST FOR BORROWING


         1. This REQUEST FOR BORROWING is executed and delivered by the Company to the Agent for the Banks pursuant to the Credit Agreement (the "AGREEMENT") dated as of August 13, 1997, entered into by the Company, the Banks and the Agent. Any terms used herein and not defined herein shall have the meanings defined in the Agreement.

         2. The Company hereby requests that the Banks make a Loan for the account of the Company pursuant to the Agreement, as follows:

               (a) Amount of Loan:  $________________.

               (b) Date of Loan:    _______________, 19__.

               (c) Type of Loan (check one box only):

[]                           Reference Rate Borrowing.

[] LIBOR Borrowing with a ____-month LIBOR Period ending _______________, 19__.

         3. In connection with the Loan requested herein, the Company hereby represents, warrants and certifies to the Banks that, as of the date of the Loan requested herein: Each representation and warranty made by the Company in ARTICLE 7 of the Agreement will be true and correct, both immediately before and after such Loan is made, as though such representation and warranty was made on and as of the date of such Loan, provided, however, the representations and warranties made by the Company in SECTION 7.13 of the Agreement are true and correct as of the last reporting under the Agreement; no actions, suits or proceedings will be pending against or affecting the Company or any of its Subsidiaries or any property of any of them in any court of Law or before any Governmental Authority which might reasonably be expected to Materially adversely affect the business, operations or financial condition of the Company and its Subsidiaries taken as a whole; no Material adverse change will have occurred in the business, operations or financial condition of the Company and its Subsidiaries taken as a whole since the Closing Date; and no Event of Default or event


                               EXHIBIT "C-1" -- Page 1
that upon notice or passage of time would constitute an Event of Default will have occurred and be continuing. (If any of the foregoing statements is not true and correct, attach a statement specifying in detail the circumstances thereof and the actions the Company is taking or proposes to take with respect thereto.)

         4. This Request for Borrowing is executed on ____________, 19__, by a Responsible Official of the Company on behalf of the Company. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

         Dated:  _________________


                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                               EXHIBIT "C-1" -- Page 2

                                    EXHIBIT "C-2"

                             REQUEST FOR LETTER OF CREDIT


         1. This REQUEST FOR LETTER OF CREDIT is executed and delivered by the Company to the Agent for the Banks pursuant to the Credit Agreement (the "AGREEMENT") dated as of August 13, 1997, entered into by the Company, the Banks and the Agent. Any terms used herein and not defined herein shall have the meanings defined in the Agreement.

         2. The Company hereby requests that the Issuing Bank issue a Letter of Credit in accordance with the L/C Application accompanying this request.

         3. In connection with the Letter of Credit requested herein, the Company hereby represents, warrants and certifies to the Banks that, as of the date of the Letter of Credit requested herein: Each representation and warranty made by the Company in ARTICLE 7 of the Agreement will be true and correct, both immediately before and after such Letter of Credit is issued, as though such representation and warranty was made on and as of the date of such issuance, provided, however, the representations and warranties made by the Company in
SECTION 7.13 of the Agreement are true and correct as of the last reporting under the Agreement; no actions, suits or proceedings will be pending against or affecting the Company or any of its Subsidiaries or any property of any of them in any court of Law or before any Governmental Authority which might reasonably be expected to Materially adversely affect the business, operations or financial condition of the Company and its Subsidiaries taken as a whole; no Material adverse change will have occurred in the business, operations or financial condition of the Company and its Subsidiaries taken as a whole since the Closing Date; and no Event of Default or event that upon notice or passage of time would constitute an Event of Default will have occurred and be continuing. (If any of the foregoing statements is not true and correct, attach a statement specifying in detail the circumstances thereof and the actions the Company is taking or proposes to take with respect thereto.)

         4. This Request for Letter of Credit is executed on ____________, 19__, by a Responsible Official of the Company on behalf of the Company. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.


                               EXHIBIT "C-2" -- Page 1

         Dated:  _________________


                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                               EXHIBIT "C-2" -- Page 2

                                     EXHIBIT "D"

                        REQUEST FOR REDESIGNATION OF BORROWING



         1. This REQUEST FOR REDESIGNATION OF BORROWING is executed and delivered by the Company to the Agent for the Banks pursuant to the Credit Agreement (the "AGREEMENT") dated as of August 13, 1997, entered into by the Company, the Banks and the Agent. Any terms used herein and not defined herein shall have the meanings defined in the Agreement.

         2. The Company hereby requests that the Banks redesignate outstanding Reference Rate Borrowings heretofore made or redesignated for the account of the Company pursuant to the Agreement, as follows:

               (a) Total Amount of Loans to be Redesignated:
    $_______________.

               (b) Date of Redesignation:  ________________, 19__.

               (c) Type of Loan as so Redesignated: LIBOR Borrowing with a ____-month LIBOR Period ending _______________, 19__.

         3. In connection with the redesignation of Borrowing requested herein, the Company hereby represents, warrants and certifies to the Banks that, as of the date of the Loan requested herein: Each representation and warranty made by the Company in ARTICLE 7 of the Agreement will be true and correct, both immediately before and after such redesignation of Borrowing is made, as though such representation and warranty was made on and as of the date of such redesignation of Borrowing, provided, however, the representations and warranties made by the Company in SECTION 7.13 of the Agreement are true and correct as of the last reporting under the Agreement; no actions, suits or proceedings will be pending against or affecting the Company or any of its Subsidiaries or any property of any of them in any court of Law or before any Governmental Authority which might reasonably be expected to Materially adversely affect the business, operations or financial condition of the Company and its Subsidiaries taken as a whole; no Material adverse change will have occurred in the business, operations or financial condition of the Company and its Subsidiaries taken as a whole since the Closing Date; and no Event of Default or event


                                EXHIBIT "D" -- Page 1
that upon notice or passage of time would constitute an Event of Default will have occurred and be continuing. (If any of the foregoing statements is not true and correct, attach a statement specifying in detail the circumstances thereof and the actions the Company is taking or proposes to take with respect thereto.)

         4. This Request for Redesignation of Borrowing is executed on ____________, 19__, by a Responsible Official on behalf of the Company. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

         Dated:  _________________


                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                                EXHIBIT "D" -- Page 2

                                     EXHIBIT "E"

                                    SUBSIDIARIES


1. Pan Pacific Development (Tennessee) Acquisition, Inc., a Delaware corporation

2.  Pan Pacific Development (Rosewood), Inc., a California corporation

3.  Pan Pacific Development (Olympia Square), Inc., a Washington corporation

4.  Pan Pacific Development (Kentucky), Inc., a Kentucky corporation

5.  Sahara Pavilion North - U.S., Inc., a Nevada corporation

6.  Pan Pacific Development (New Mexico), Inc., a New Mexico corporation

7.  Pan Pacific Development (Chino), Inc., a Delaware corporation

8.  Melrose Village Plaza Partners, a California general partnership

9.  Tanasbourne Village Limited Partnership, an Oregon limited partnership

10. North Coast Health Center Joint Venture, a California general partnership

11. Pan Pacific U.S. Shopping Center I Limited Partnership, a Delaware limited partnership


                                EXHIBIT "E" -- Page 1

                                     EXHIBIT "F"

                                FORM OF LEGAL OPINION



_________________, 199___


Bank of America National Trust and
Savings Association, as Agent and to
the Banks that are, or may become,
parties to the to the Agreement
[_______________________
San Diego, California _____________]


                   Re:   PAN PACIFIC RETAIL PROPERTIES, INC.


Ladies and Gentlemen:

         We have acted as special counsel to Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), in connection with the execution and delivery of a Credit Agreement, dated as of even date herewith (the "AGREEMENT") by and among the Company and Bank of America National Trust and Savings Association, a national banking association, and other Banks that are, or may become, parties to the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

         In our capacity as counsel for the Company, we have made such legal and factual inquiries and examinations as we deemed advisable for purposes of rendering this opinion, and, in the course thereof, we have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials, officers of the Company and others as we deemed relevant and necessary as a basis for this opinion. We have relied upon such certificates and documents with respect to the accuracy of factual matters contained therein, which factual matters were not independently established or verified by us. In all such examinations, we have assumed the genuineness of all signatures by


                                EXHIBIT "F" -- Page 1
each party and the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as conformed or photostatic copies. For the purpose of the opinions hereinafter expressed, we have assumed the due execution and delivery, pursuant to due authorization, of each document referred to herein by each party thereto other than the Company and the Subsidiaries and that each document constitutes the valid and binding obligation of each party thereto other than the Company and the Subsidiaries, enforceable against such party in accordance with its terms.

         On the basis of our inquiries and examinations, and subject to the qualifications, exceptions, assumptions and limitations contained herein, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to do business in the jurisdictions in which the nature of the property owned or leased by the Company or the nature of the business transacted by the Company makes such qualification necessary, except where the failure to be so qualified would not have a Material adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole.

         2. The execution, delivery and performance by the Company of the Agreement and each Note pursuant thereto are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (a) the Company's certificate of incorporation or bylaws, (b) any law or (c) any agreement or instrument identified to us by the Company as being Material to the business or financial condition of the Company and the Subsidiaries taken as a whole.

         3. The Agreement is, and the Notes when delivered thereunder will be, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

         4. No action of, or filing with, or approval or other action by, any governmental or public body or authority which has not been taken, made or obtained is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of the Agreement and the Notes.

         5. Each Subsidiary is duly organized, existing and in good standing


                                EXHIBIT "F" -- Page 2
under the laws of the jurisdiction of its incorporation. Each of the Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership of property or the nature of the business transacted by such Subsidiary makes such qualification necessary.

         6. To the best of our knowledge, the Company owns all of the issued and outstanding capital stock of each of the Subsidiaries.

                             Very truly yours,



                             -------------------------------------


                                EXHIBIT "F" -- Page 3

                                     EXHIBIT "G"

                     FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT


         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of __________, 199__ is made between ______________________________ (the "ASSIGNOR") and
______________________________ (the "ASSIGNEE").


                                       RECITALS

         WHEREAS, the Assignor is party to that certain Credit Agreement dated as of _____________, 1997 (as amended, amended and restated, modified, supplemented or renewed, the "CREDIT AGREEMENT") among Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), the several financial institutions from time to time party thereto (including the Assignor, the "BANKS"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "AGENT"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

         WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "COMMITTED LOANS") to the Company in an aggregate amount not to exceed $__________ (the "COMMITMENT");

         WHEREAS, [the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Company] [no Committed Loans are outstanding under the Credit Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans, in an amount equal to $__________ (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual


                                EXHIBIT "G" -- Page 1
agreements contained herein, the parties hereto agree as follows:

    1.   ASSIGNMENT AND ACCEPTANCE.

         (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "ASSIGNEE'S PERCENTAGE SHARE") of (A) the Commitment [and the Loans] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

         [IF APPROPRIATE, ADD PARAGRAPH SPECIFYING PAYMENT TO ASSIGNOR BY ASSIGNEE OF OUTSTANDING PRINCIPAL OF, ACCRUED INTEREST ON, AND FEES WITH RESPECT TO, COMMITTED LOANS AND L/C OBLIGATIONS ASSIGNED.]

         (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Section ___ and ___ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

         (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

         (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

    2.   PAYMENTS.


                                EXHIBIT "G" -- Page 2

         (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

         (b)   The [Assignor] [Assignee] further agrees to pay to the Agent a
processing fee in the amount specified in Section [   ](__) of the Credit
Agreement.

    3.   REALLOCATION OF PAYMENTS.

    Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment [and] Loans shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

    4.   INDEPENDENT CREDIT DECISION.

    The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the
most recent financial statements referred to in Section [   ](__) of the Credit
Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

    5.   EFFECTIVE DATE; NOTICES.

         (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 199__ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:


                                EXHIBIT "G" -- Page 3

            (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

           (ii) the consent of the Company and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee
under Section [   ](__) the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

          [(iv)    the Assignee shall have complied with Section [   ](__) of
the Credit Agreement (if applicable);

            (v)    the processing fee referred to in Section 2(b) hereof and in
Section [   ](__) of the Credit Agreement shall have been paid to the Agent; and

           (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

         (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company [, the Issuing Bank] and the Agent for acknowledgement by the Agent, a Notice of Assignment [substantially] in the form attached hereto as SCHEDULE 1.

    [6.  AGENT.  [INCLUDE ONLY IF ASSIGNOR IS AGENT]

         (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

         (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

    7.   WITHHOLDING TAX.


                                EXHIBIT "G" -- Page 4

    The Assignee (a) represents and warrants to the Bank, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

    8.   REPRESENTATIONS AND WARRANTIES.

         (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and
(iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity,


                                EXHIBIT "G" -- Page 5
enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

         (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

    9.   FURTHER ASSURANCES.

    The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

    10.  MISCELLANEOUS.

         (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall


                                EXHIBIT "G" -- Page 6
operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

         (b) All payments made hereunder shall be made without any set-off or counterclaim.

         (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

         (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         (e)   THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [California] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. [Reference]

         (f)   THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         [OTHER PROVISIONS TO BE ADDED AS MAY BE NEGOTIATED BETWEEN THE ASSIGNOR AND THE ASSIGNEE, PROVIDED THAT SUCH PROVISIONS ARE NOT INCONSISTENT WITH THE CREDIT AGREEMENT.]


                                EXHIBIT "G" -- Page 7

    IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                  [ASSIGNOR]



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                                  [ASSIGNEE]



                                  By:
                                       ---------------------------------


                                       ---------------------------------
                                           [Printed Name and Title]


                                EXHIBIT "G" -- Page 8

                                      SCHEDULE 1

                         NOTICE OF ASSIGNMENT AND ACCEPTANCE



_________________, 19__


Bank of America National Trust
and Savings Association, as Agent
____________________________
____________________________
Attn: _______________________


Pan Pacific Retail Properties, Inc.
____________________________
____________________________
Attn: _______________________


Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of ______________, 1997 (as amended, amended and restated, modified, supplemented or renewed from time to time the "CREDIT AGREEMENT") among Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), the Banks referred to therein and Bank of America National Trust and Savings Association as agent for the Banks (the "AGENT"). Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "ASSIGNOR") to _______________ (the
"ASSIGNEE") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor and all outstanding Loans made by the Assignor) pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). Before giving effect to such assignment, the Assignor's Commitment is $ ___________ and the aggregate amount of its


                                 SCHEDULE 1 -- Page 1
outstanding Loans is $_____________. After giving effect to such assignment, the Assignor's Commitment shall be $______________ and the Assignee's Commitment shall be $______________.

         2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Company to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

         3.    The following administrative details apply to the Assignee:


         (A)   Notice Address:

               Assignee name: __________________________
               Address:      _______________________________
                             _______________________________
                             _______________________________
               Attention:     _____________________________
               Telephone:  (___) _______________________
               Telecopier:  (___) ______________________
               Telex (Answerback):  ____________________


         (B)   Payment Instructions:

               Account No.:  ___________________________
                   At:       ___________________________
                             ___________________________
                             ___________________________
               Reference:    ___________________________
               Attention:    ___________________________


         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused


                                 SCHEDULE 1 -- Page 2
this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                  Very truly yours,

                                  [NAME OF ASSIGNOR]


                                  By:
                                         ---------------------------------

                                  Title:
                                         ---------------------------------




                                  By:
                                         ---------------------------------

                                  Title:
                                         ---------------------------------



                                  [NAME OF ASSIGNEE]


                                  By:
                                         ---------------------------------

                                  Title:
                                         ---------------------------------



                                  By:
                                         ---------------------------------

                                  Title:
                                         ---------------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation


                                 SCHEDULE 1 -- Page 3

By:
      ---------------------------------

Title:
      ---------------------------------



By:
      ---------------------------------

Title:
      ---------------------------------



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Agent


By:
      ---------------------------------

Title:
      ---------------------------------



By:
      ---------------------------------

Title:
      ---------------------------------


                                 SCHEDULE 1 -- Page 4

                                   SCHEDULE 1.1(A)

                   LIST OF ASSETS AND INITIAL ASSET CLASSIFICATIONS


         Asset                                 Asset Classification
         -----                                 --------------------
1.       Cheyenne Commons                             A
2.       Sahara Pavilion North                        A
3.       Sahara Pavilion South                        A
4.       Green Valley Towne & Country                 B
5.       Winterwood Pavilion                          B
6.       Chico Crossroads                             A
7.       Monterey Plaza                               A
8.       Lakewood Shopping Center                     B
9.       Fairmont Shopping Center                     B
10.      Rosewood Village                             B
11.      Laguna Village                               A
12.      Chino Town Square                            A
13.      Melrose Village Plaza                        B
14.      Laurentian Center                            B
15.      Vineyard Village East                        B
16.      Foothill Center                              C
17.      Arlington Courtyard                          C
18.      Sunset Square                                B
19.      Olympia Square                               B
20.      Canyon Ridge Plaza                           A
21.      Tanasbourne Village                          A
22.      Maysville Market Square                      A


                                   SCHEDULE 1.1(A)

         Asset                                 Asset Classification
         -----                                 --------------------
23.      Ocoee Plaza                                  B
24.      Sports Unlimited                             B
25.      Country Club Center                          B
                                   SCHEDULE 1.1(A)

                                   SCHEDULE 1.1(B)

                           DESIGNATED RESPONSIBLE OFFICIALS


1.  Stuart A. Tanz, Director Chairman, Chief Executive Officer and President
2.  David L. Adlard, Executive Vice President and Chief Financial Officer
3.  Laurie A. Sneve, Vice President and Controller


                                   SCHEDULE 1.1(B)

                                   SCHEDULE 3.5(c)

                          ASSETS INITIALLY CONSTITUTING THE
                            BORROWING BASE PROPERTIES POOL



                             Asset
                             -----
                   1.        Cheyenne Commons
                   2.        Sahara Pavilion South
                   3.        Winterwood Pavilion
                   4.        Chico Crossroads
                   5.        Monterey Plaza
                   6.        Lakewood Center
                   7.        Fairmont Shopping Center
                   8.        Laguna Village
                   9.        Vineyard Village East
                   10.       Arlington Courtyard
                   11.       Sunset Square
                   12.       Canyon Ridge Plaza
                   13.       Ocoee Plaza
                   14.       Sports Unlimited
                   15.       Tanasbourne Village


                                   SCHEDULE 3.5(c)

                                    SCHEDULE 7.14

                                ENVIRONMENTAL MATTERS

                                        None.


                                    SCHEDULE 7.14

                                   SCHEDULE 8.20(e)

                         DESCRIPTION OF EXISTING PARTNERSHIPS

1.  Melrose Village Plaza Partners, a California general partnership
2.  Tanasbourne Village Limited Partnership, an Oregon limited partnership
3.  North Coast Health Center Joint Venture, a California general partnership
4. Pan Pacific Development (Tennessee), Limited Partnership, a California limited partnership
5. Pan Pacific U.S. Shopping Center I Limited Partnership, a Delaware limited partnership
6. Maysville Marketsquare Associate Limited Partnership, a Kentucky limited partnership


                                   SCHEDULE 8.20(e)

                                    SCHEDULE 11.21

                               DESCRIPTION OF EXISTING
                          PAN PACIFIC/BOFA CREDIT FACILITIES

Borrower Name                Original Note Amount     Date of Documents
-------------                --------------------     -----------------
Pan Pacific Development      $27,450,000              September 22, 1995
(Cheyenne Commons),
Inc., a Nevada corporation

Tanasbourne Limited          $18,375,000              February 16, 1996
Partnership, an Oregon
limited partnership

Pan Pacific (Canyon          $4,300,000               April 28, 1995
Ridge), Inc., a
Washington corporation

Sahara Pavilion U.S., Inc.,  $13,000,000              July 20, 1997
a Nevada corporation


                                    SCHEDULE 11.21

                                         NOTE




$35,000,000                                                      August 13, 1997
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of Bank of America National Trust and Savings Association, a national banking association ("Bank") the principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                                  "Company"

                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)



     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                                         NOTE



$25,000,000                                                      August 13, 1997
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of U.S. Bank National Association ("Bank") the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding

Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                                  "Company"

                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)



     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)




     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                                         NOTE



$25,000,000                                                      August 13, 1997
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of KeyBank National Association ("Bank") the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding

Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                                  "Company"

                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                                         NOTE



$25,000,000                                                      August 13, 1997
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of The Bank of Nova Scotia ("Bank") the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding

Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

"Company"

PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation


                                  "Company"

                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                                         NOTE



$20,000,000                                                      August 13, 1997
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of Signet Bank ("Bank") the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                                  "Company"

                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                                         NOTE




$20,000,000                                                      August 13, 1997
                                                              Irvine, California


         FOR VALUE RECEIVED, Pan Pacific Retail Properties, Inc., a Maryland corporation (the "COMPANY"), promises to pay to the order of Sanwa Bank California, a California corporation ("Bank") the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000), or such lesser aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Company promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Credit Agreement of even date herewith among Company and the Banks (the "AGREEMENT"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Agreement. This is one of the Notes referred to in the Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Note shall be payable as provided in the Agreement and in any event on the Maturity Date (which shall be August 13, 2000, subject to possible extension as provided in SECTION 4.18 of the Agreement).

         Interest shall be payable on the outstanding daily unpaid principal amount of each Loan hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in SECTION 4.4 of the Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to Bank at Agent's office located in [Irvine], California, for the account of Bank, in lawful money of the United States of America and in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding

Banking Day. Bank shall use its best efforts to keep a record of Loans made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

         Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including Attorney Costs, whether or not an action is filed in connection therewith.

         Company hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         Assignment of this Note is subject to the consent of certain parties pursuant to SECTION 11.6 of the Agreement.

         This Note shall be delivered to and accepted by Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

                                  "Company"

                                  PAN PACIFIC RETAIL PROPERTIES, INC., a
                                  Maryland corporation


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]


                                  By:
                                       ------------------------------------

                                       ------------------------------------
                                            [Printed Name and Title]

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                             (Reference Rate Borrowings)


     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------

                          ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Borrowings)



     BANK       AMOUNT OF            AMOUNT OF         UNPAID   NOTATION DATE
              ADVANCE OR OF     PRINCIPAL PAID OR     PRINCIPAL  AND MADE BY
              REDESIGNATION     REDESIGNATED INTO      BALANCE
              FROM ANOTHER        ANOTHER TYPE OF
             TYPE OF BORROWING       BORROWING
     ----    -----------------  -----------------     --------- -------------